UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10333

Name of Fund:  BlackRock Municipal Income Investment Trust (BBF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Investment Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2017

Date of reporting period: 01/31/2017

Item 1 – Report to Stockholders

JANUARY 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12 months ended January 31, 2017 was an exceptionally strong period for risk assets (such as stocks and high yield bonds), while higher-quality assets generated muted returns after struggling in the latter part of 2016. As the period began, worries about slowing growth in China and the instability of oil prices had global equity prices sliding. However, the broad market momentum shifted in the second half of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth.

Markets were remarkably resilient during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making stock selection increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.96%	20.04%
U.S. small cap equities (Russell 2000® Index)	12.43	33.53
International equities (MSCI Europe, Australasia, Far East Index)	3.49	12.03
Emerging market equities (MSCI Emerging Markets Index)	4.92	25.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.20	0.37
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.87)	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.95)	1.45
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.94)	0.24
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.09	20.77
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

SEMI-ANNUAL REPORT	JANUARY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2017

Municipal Market Conditions

Municipal bonds generated modestly positive performance for the period, in spite of vastly rising interest rates as a result of generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the income, relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from the United Kingdom’s decision to leave the European Union, the contentious U.S. election, and widening central bank divergence — i.e., policy easing outside the United States while the Fed slowly commences policy tightening. During the 12 months ended January 31, 2017, municipal bond funds garnered net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $451 billion (significantly above the $394 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of January 31, 2017
6 months: (2.94)%
12 months: 0.24%

A Closer Look at Yields

From January 31, 2016 to January 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 33 basis points (“bps”) from 2.75% to 3.08%, while 10-year rates rose by 61 bps from 1.71% to 2.32% and 5-year rates increased 63 bps from 1.00% to 1.63% (as measured by Thomson Municipal Market Data). The municipal yield curve modestly flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 9 bps and the spread between 10- and 30-year maturities flattening by 28 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly underperformed U.S. Treasuries with the greatest underperformance experienced in the intermediate part of the yield curve. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds came under pressure post the November U.S. election, erasing a bulk of year-to-date performance and influencing a strong pattern of mutual fund inflows to turn negative in the closing months of the period. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	5

Trust Summary as of January 31, 2017	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2017 ($14.94)[1]	5.40%
Tax Equivalent Yield[2]	11.00%
Current Monthly Distribution per Common Share[3]	$0.0672
Current Annualized Distribution per Common Share[3]	$0.8064
Economic Leverage as of January 31, 2017[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 1, 2017, was decreased to $0.0595 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFZ[1,2]	(8.48)%	(5.31)%
Lipper California Municipal Debt Funds[3]	(8.72)%	(5.28)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

California underperformed the national tax-exempt market, reflecting an unwinding of previously tight credit spreads for state and local issues, together with a larger calendar of new issuance. Despite the after-tax value provided by California muni bonds for retail investors subject to the state’s high tax brackets, California funds were not immune to the redemptions experienced by both the general market and high-yield products in the latter part of the period.

•

The Trust’s positions on the long end of the yield curve detracted from performance in the environment of rising yields. In addition, positions in lower-rated investment-grade (such as those rated A and BBB) fared worse than high-grade securities as credit spreads widened.

•

All sectors experienced negative returns in the period, but the Trust’s positions in health care suffered the weakest performance due to uncertainty surrounding the future of the Affordable Care Act. The Trust’s use of leverage, which amplifies the effect of interest rate movements, also detracted.

•

On the positive side, the Trust’s holdings in shorter duration securities held up relatively well during periods of market volatility. (Duration is a measure of interest rate sensitivity.) The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$14.94	$16.76	(10.86)%	$16.98	$14.09
Net Asset Value	$15.08	$16.35	(7.77)%	$16.35	$14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
County/City/Special District/School District	30%	29%
Utilities	19	23
Education	13	15
Transportation	13	9
Health	12	12
State	9	9
Tobacco	4	3
Housing[2]	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	6%
2018	11
2019	24
2020	4
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	7%	6%
AA/Aa	74	77
A	15	14
BBB/Baa[2]	—	—
BB/Ba	—	1
B	3	1
N/R	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	7

Trust Summary as of January 31, 2017	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2017 ($15.07)[1]	2.47%
Tax Equivalent Yield[2]	4.36%
Current Monthly Distribution per Common Share[3]	$0.031
Current Annualized Distribution per Common Share[3]	$0.372
Economic Leverage as of January 31, 2017[4]	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFO[1,2]	0.30%	(1.51)%
Lipper Other States Municipal Debt Funds[3]	(8.44)%	(5.37)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

Florida municipal bonds outperformed the national market. The state’s strong economic momentum contributed to a higher average credit quality for its municipal market, which was a tailwind at a time in which lower-quality issues underperformed.

•

The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. As a result of its shorter duration (interest-rate sensitivity), the Trust held up well in the environment of falling yields and underperformance for longer-term issues.

•

At the sector level, the health care and utilities sectors represented the largest detractors from performance due to their higher weightings. The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$15.07	$15.21	(0.92)%	$15.37	$14.85
Net Asset Value	$15.08	$15.50	(2.71)%	$15.50	$14.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
County/City/Special District/School District	35%	34%
Health	18	18
Utilities	15	16
State	12	12
Transportation	11	11
Education	4	4
Corporate	4	4
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	12%
2018	10
2019	11
2020	57
2021	1

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17		7/31/16
AAA/Aaa	1%		1%
AA/Aa	59		59
A	25		25
BBB/Baa	—	[2]	—
N/R3	15		15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 13%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	9

Trust Summary as of January 31, 2017	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2017 ($22.76)[1]	4.22%
Tax Equivalent Rate[2]	7.46%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as January 31, 2017[4]	37%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTT[1,2]	(4.13)%	(8.19)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(7.34)%	(5.63)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•	At the sector level, the health care and transportation sectors represented the largest detractors from performance due to their higher weightings.

•	The Trust’s longer duration profile was a negative for performance as rates were higher across the yield curve. (Duration is a measure of interest rate sensitivity.)

•

To the extent that the Trust held zero coupon bonds, these positions detracted since the bonds’ longer duration accentuated the negative price performance in a down market. Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•

The Trust continued to employ leverage in order to increase portfolio income. Since leverage also amplifies the effect of market movements, it was a net detractor from performance at a time of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$22.76	$24.24	(6.11)%	$24.40	$21.09
Net Asset Value	$22.82	$25.38	(10.09)%	$25.38	$22.21

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
Transportation	23%	23%
Health	21	17
Education	15	14
County/City/Special District/School District	15	17
State	10	11
Corporate	8	8
Utilities	5	7
Tobacco	2	2
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	1%
2018	1
2019	1
2020	4
2021	1

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	3%	5%
AA/Aa	29	24
A	41	39
BBB/Baa	14	18
BB/Ba	2	3
B	2	2
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 2%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	11

Trust Summary as of January 31, 2017	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2017 ($14.53)[1]	5.98%
Tax Equivalent Yield[2]	10.57%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of January 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BBF[1,2]	(6.45)%	(4.51)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(7.34)%	(5.63)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

Positions in bonds with longer maturities declined the most in value since they typically have longer durations (above-average interest rate sensitivity). The Trust’s exposure to issues with 4% coupons also detracted from results, as lower coupons generally underperform in rising rate environments.

•	From a sector allocation perspective, the Trust’s exposure to the transportation and tax-backed (state) sectors were the largest detractors.

•

Portfolio income, which was enhanced by the Trust’s use of leverage, made a positive contribution during a period of falling prices. However, leverage also served to accentuate the price declines associated with rising yields.

•

Positions in high-quality, short-duration bonds — such as pre-refunded securities — held up relatively well in the down market due to their lower interest rate sensitivity. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$14.53	$16.00	(9.19)%	$16.16	$13.46
Net Asset Value	$14.34	$15.47	(7.30)%	$15.47	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
County/City/Special District/School District	21%	24%
Transportation	21	22
Health	15	13
Utilities	15	16
Education	12	11
State	10	9
Tobacco	4	3
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	2%
2018	14
2019	31
2020	11
2021	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	10%	11%
AA/Aa	50	52
A	23	23
BBB/Baa	9	9
BB/Ba	2	1
B	1	1
N/R2	5	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade each represents less than 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	13

Trust Summary as of January 31, 2017	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2017 ($14.77)[1]	5.65%
Tax Equivalent Yield[2]	10.97%
Current Monthly Distribution per Common Share[3]	$0.0696
Current Annualized Distribution per Common Share[3]	$0.8352
Economic Leverage as of January 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNJ[1,2]	(9.58)%	(6.43)%
Lipper New Jersey Municipal Debt Funds[3]	(9.68)%	(6.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

New Jersey underperformed the broader U.S. municipal bond market. The state’s credit rating remained under pressure due to continuing budgetary issues, lagging job growth versus the national averages, continued population out-migration and concerns about its pension-funding difficulties.

•

At the sector level, exposure to the state tax-backed, transportation and education sectors detracted from performance. Holdings in longer-duration bonds, which were more sensitive to rising yields, also detracted. (Duration is a measure of interest-rate sensitivity.) Credit spreads widened during the period, so the Trust’s holdings in lower-rated investment-grade bonds were a further detractor.

•

Portfolio income, which was enhanced by the Trust’s use of leverage, made a positive contribution during a period of falling prices. However, leverage also served to accentuate the price declines associated with rising yields.

•

At a time when lower-quality, longer-dated bonds experienced the largest underperformance, the Trust’s positions in high-quality, short-dated issues performed relatively well and helped mitigate the impact of the market decline. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$14.77	$16.79	(12.03)%	$16.94	$14.12
Net Asset Value	$14.94	$16.41	(8.96)%	$16.44	$14.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
Transportation	35%	33%
County/City/Special District/School District	22	23
Education	17	17
State	9	12
Health	8	5
Corporate	6	6
Housing	2	3
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
2017	4%
2018	11
2019	10
2020	6
2021	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	1%	1%
AA/Aa	44	45
A	36	34
BBB/Baa	10	10
BB/Ba	8	9
N/R	1	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	15

Trust Summary as of January 31, 2017	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2017 ($14.26)[1]	5.05%
Tax Equivalent Yield[2]	10.22%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of January 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNY[1,2]	(12.56)%	(5.96)%
Lipper New York Municipal Debt Funds[3]	(9.25)%	(5.24)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds lost ground in the six-month reporting period. After producing slightly positive returns in August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. The municipal market subsequently stabilized and retraced some of its losses in December and January as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn. The New York municipal market faced the added challenge of elevated new-issue supply in late 2016.

•

At the sector level, exposure to the transportation, local general obligation and education sectors detracted from performance. Holdings in longer-duration bonds, which were more sensitive to rising yields, also detracted. (Duration is a measure of interest-rate sensitivity.) Credit spreads widened during the period, so the Trust’s holdings in lower-rated investment-grade bonds were a further detractor.

•

Portfolio income, which was enhanced by the Trust’s use of leverage, made a positive contribution during a period of falling prices. However, leverage also served to accentuate the price declines associated with rising yields.

•

At a time when lower-quality, longer-dated bonds experienced the largest underperformance, the Trust’s positions in high-quality, short-dated issues performed relatively well and helped mitigate the impact of the market decline. The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2017

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$14.26	$16.71	(14.66)%	$16.84	$13.49
Net Asset Value	$14.63	$15.94	(8.22)%	$15.95	$14.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
County/City/Special District/School District	24%	23%
Transportation	20	20
Education	19	20
Utilities	13	12
Health	10	9
State	8	8
Corporate	2	5
Housing	2	2
Tobacco	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	11%
2018	5
2019	4
2020	6
2021	21

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	19%	15%
AA/Aa	41	43
A	24	24
BBB/Baa	8	7
BB/Ba	2	3
B	1	—
N/R2	5	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 3%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	17

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 91.5%
County/City/Special District/School District — 23.6%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	$8,425	$9,207,176
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	2,000	2,072,040
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	571,765
6.50%, 5/01/36	1,210	1,404,483
6.50%, 5/01/42	2,225	2,577,774
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 2/01/19 (a)	2,000	2,192,120
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/19 (a)	2,000	2,201,680
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,253,724
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,332,592
5.50%, 3/01/41	5,270	5,993,097
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	20,000	21,106,800
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,709,675
Evergreen School District, GO, Election of 2014, 4.00%, 8/01/41	5,365	5,457,922
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	4,000	4,157,160
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/40	8,500	8,664,220
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.75%, 10/01/29	3,035	3,284,174
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 8/01/33	1,315	1,439,346
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	2,000	2,230,060
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,815,606
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,497,274
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,470,800
Turlock Irrigation District, Refunding RB, 1st Priority, 5.00%, 1/01/33	500	575,945
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/21 (a)	3,445	4,004,537

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	$4,960	$5,595,178
Election of 2012, 5.50%, 8/01/39	2,500	2,906,675

		113,721,823
Education — 5.2%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,349,798
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,797,475
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/33	4,640	5,404,904
5.00%, 11/01/41	3,225	3,694,786
University of California, Refunding RB, Series AR, 5.00%, 5/15/41	5,000	5,731,000

		24,977,963
Health — 11.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	4,975	5,521,603
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/19 (a)	6,710	7,465,479
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,391,905
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,850,724
California Health Facilities Financing Authority, Refunding RB, Series A (a):
Catholic Healthcare West, 6.00%, 7/01/19	5,550	6,167,104
Dignity Health, 6.00%, 7/01/19	4,520	5,022,579
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/17 (a)	2,880	2,936,160
Catholic Healthcare West, Series E, 5.50%, 7/01/17 (a)	5,065	5,163,768
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,437,080
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,859,650

		54,816,052
State — 9.3%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,681,125
State of California, GO, Various Purposes, 6.00%, 4/01/38	14,000	15,358,420

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	ISD	Independent School District
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	SONYMA	State of New York Mortgage Agency
CIFG	CDC IXIS Financial Guaranty

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$9,000	$9,956,700
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,825,149
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (a)	5,025	5,729,706
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	4,335	5,074,508

		44,625,608
Tobacco — 5.7%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	28,035	27,542,705
Transportation — 16.6%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,424,258
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/42	8,980	9,882,759
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,187,852
5.00%, 5/15/40	4,760	5,247,281
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	3,820	4,312,513
6.25%, 3/01/34	2,650	3,042,889
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,152,960
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	12,500	13,939,625
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,186,540
Senior Series B, 5.75%, 7/01/39	1,850	1,956,967
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	4,135	4,526,750
San Francisco City & County Airport Commission, San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 5/01/46	10,000	10,960,700

		79,821,094
Utilities — 19.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,646,251
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,160,158
City of Los Angeles California Department of Water & Power, RB, Power System:
Series A, 5.00%, 7/01/46	1,000	1,136,990
Sub-Series A-1, 5.25%, 7/01/38	9,000	9,511,110
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,519,560
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,149,620
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,502,444
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,636,400
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	4,948,171

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	$2,425	$2,794,328
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	5,745	6,353,625
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,337,200
Los Angeles Department of Water, Refunding RB, Series B, 5.00%, 7/01/38	2,000	2,295,680
Los Angeles Department of Water & Power, RB, Series B:
5.00%, 7/01/37	1,000	1,145,330
5.00%, 7/01/38	5,010	5,729,686
5.00%, 7/01/45	1,000	1,137,820
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 7/01/32	2,500	2,942,075
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	10,000	10,932,000

		94,878,448
Total Municipal Bonds in California		440,383,693

Multi-State — 0.5%
Housing — 0.5%
Centerline Equity Issuer Trust (b)(c):
Series A-4-2, 6.00%, 5/15/19	1,000	1,084,050
Series B-3-2, 6.30%, 5/15/19	1,000	1,090,620
Total Municipal Bonds in Multi-State		2,174,670
Total Municipal Bonds — 92.0%		442,558,363

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 79.2%
County/City/Special District/School District — 27.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,620	12,909,704
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	3,400	3,522,468
Los Angeles Community College District California, GO, Election of 2008, Series A (a):
Election of 2001 (AGM), 5.00%, 8/01/17	8,000	8,170,240
Series C, 5.25%, 8/01/20 (e)	12,902	14,615,655
Los Angeles Community College District California, GO, Refunding, , 6.00%, 8/01/19 (a)	20,131	22,511,102
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,408,850
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,034,165
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	10,484	11,527,956
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,223,341
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/18 (a)	14,625	15,501,553
Series C, 4.00%, 8/01/39	6,100	6,226,941

		133,651,975

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Education — 17.4%
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/18 (a)	$13,095	$13,881,978
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	5,784,550
Series O, 5.75%, 5/15/19 (a)	12,303	13,574,104
University of California, Refunding RB:
5.00%, 5/15/38	4,250	4,882,442
Series A, 5.00%, 11/01/43	11,792	13,409,351
Series AI, 5.00%, 5/15/38	14,225	16,052,415
Series I, 5.00%, 5/15/40	14,065	15,938,559

		83,523,399
Health — 8.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	9,695	10,444,034
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	20,610,278
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	10,290	11,564,314

		42,618,626
State — 6.7%
State of California, GO, Refunding, Various Purposes:
4.00%, 9/01/34	13,790	14,290,163
5.00%, 9/01/35	10,115	11,589,240
State of California, GO, Refunding, 4.00%, 9/01/37	6,090	6,265,879

		32,145,282
Transportation — 5.6%
City of Los Angeles California Department of Airports, Series D, AMT, 5.00%, 5/15/41	18,632	20,655,081
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	5,740	6,569,717

		27,224,798

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Utilities — 12.9%
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/19 (a)	$10,480	$11,471,408
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,670	1,754,535
5.00%, 5/01/18	8,370	8,793,689
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/18 (a)	18,002	19,012,437
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/46	6,412	7,317,220
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	12,460	13,621,272

		61,970,561
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 79.2%		381,134,641
Total Long-Term Investments (Cost — $788,260,370) — 171.2%		823,693,004

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (f)(g)	563,095	563,151
Total Short-Term Securities (Cost — $563,151) — 0.1%		563,151
Total Investments (Cost — $788,823,521) — 171.3%		824,256,155
Other Assets Less Liabilities — 1.4%		7,050,567
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (37.1)%		(178,894,257)
VMTP Shares, at Liquidation Value — (35.6)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$481,112,465

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on August 1, 2018, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

(f)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,771,908	(3,208,813)	563,095	$563,151	$3,326	$2,739	—
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(64)	5-Year U.S. Treasury Note	March 2017	$7,543,500	$(19,960)
(193)	10-Year U.S. Treasury Note	March 2017	$24,022,469	(87,176)
(124)	Long U.S. Treasury Bond	March 2017	$18,704,625	(39,579)
(21)	Ultra U.S. Treasury Bond	March 2017	$3,374,438	(7,052)
Total				$(153,767)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$153,767	—	$153,767

[1]    Includes cumulative (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) From:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$2,105,216	—	$2,105,216
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(71,894)	—	$(71,894)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,694,305

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$823,693,004	—	$823,693,004
Short-Term Securities	$563,151	—	—	563,151

Total	$563,151	$823,693,004	—	$824,256,155

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(153,767)	—	—	$(153,767)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(178,458,032)	—	$(178,458,032)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

Total	—	$(349,758,032)	—	$(349,758,032)

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 97.8%
Corporate — 3.9%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,052,960
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,241,160

		3,294,120
County/City/Special District/School District — 34.3%
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,471,720
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	441,704
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,218,140
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	2,500	2,647,600
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/17 (a)	5,545	5,716,729
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,210,440
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	996,340
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	532,093
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,111,540
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,380,837
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,341,130
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,696,312

		28,764,585
Education — 4.2%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 4/01/20	795	870,891
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/17 (a)	725	751,122
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	400	419,952
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,094,490
Volusia County School Board, COP, Refunding Series A, 5.00%, 8/01/20	350	390,176

		3,526,631
Health — 17.6%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	545,710
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,359,359
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,541,220
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/17	190	190,878
3.25%, 6/01/18	195	198,442
3.50%, 6/01/19	200	206,354

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (continued)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,354,243
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,421,544
County of Palm Beach Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,119,840
Halifax Hospital Medical Center, Refunding RB, 5.00%, 6/01/20	590	650,428
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	164,896

		14,752,914
Housing — 0.8%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	110	111,071
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	150	152,093
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	420	427,136

		690,300
State — 11.7%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,144,101
4.00%, 10/01/20	1,105	1,180,903
4.00%, 10/01/21	500	537,965
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	3,185	2,917,683
Series B-2 (AGM), 4.00%, 10/01/20	655	700,712
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,344,160

		9,825,524
Transportation — 10.6%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	909,539
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	174,885
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,756,200
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,526,786
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,664,670
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	612,122
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,263,261

		8,907,463
Utilities — 14.7%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/20	2,970	3,339,735
City of Miami Beach Florida, RB, 5.00%, 9/01/20	250	279,233
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,322,736
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,403,800

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Municipal Bonds	Par (000)	Value
Florida (continued)
Utilities (continued)
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	$510	$551,315
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	537,835
Lehigh Utility (AGM), 5.00%, 10/01/20	635	705,453
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	558,965
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	577,345

		12,276,417
Total Municipal Bonds in Florida		82,037,954

Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	110,088
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	340,749
Total Municipal Bonds in Guam		450,837
Total Municipal Bonds (Cost — $80,422,345) — 98.4%		82,488,791

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (e)(f)	658,296	$658,362
Total Short-Term Securities (Cost — $658,296) — 0.8%		658,362
Total Investments (Cost — $81,080,641) — 99.2%		83,147,153
Other Assets Less Liabilities — 0.8%		707,497

Net Assets Applicable to Common Shares — 100.0%		$83,854,650

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default.

(d)	Zero-coupon bond.

(e)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,836,731	(1,178,435)	658,296	$658,362	$1,043	$396	$66
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$82,488,791	—	$82,488,791
Short-Term Securities	$658,362	—	—	658,362

Total	$658,362	$82,488,791	—	$83,147,153

[1] See above Schedule of Investments for values in each sector.

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	$1,000	$1,004,113
5.25%, 1/01/20	1,000	1,004,070
5.50%, 1/01/21	1,200	1,204,884
5.50%, 1/01/22	1,105	1,109,497
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM) (a):
0.00%, 10/01/31	7,375	3,570,238
0.00%, 10/01/32	6,295	2,826,392
0.00%, 10/01/33	1,275	535,424
University of South Alabama, Refunding RB, AGM:
5.00%, 11/01/29	1,105	1,277,413
5.00%, 11/01/30	2,000	2,299,980

		14,832,011
Alaska — 0.4%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	6,130	6,160,527
Arizona — 2.3%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,727,945
Series B, 5.00%, 2/01/33	1,810	1,933,569
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	575	628,607
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	575	588,857
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,005,140
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	821,895
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 1/01/31	16,280	18,857,775
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,209,580

		36,773,368
California — 11.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	5,737,586
Azusa Unified School District, GO, Refunding (AGM):
4.00%, 8/01/30	4,420	4,755,876
4.00%, 8/01/31	4,825	5,126,852
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	777,405
Biola University, 5.00%, 10/01/29	660	725,584
Biola University, 5.00%, 10/01/30	500	547,185
Biola University, 4.00%, 10/01/33	2,500	2,511,525
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,104,900
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (b)	13,845	14,350,343
California State Public Works Board, RB, Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,821,031
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,692,915
California Statewide Communities Development Authority, Refunding RB, Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,661,250

Municipal Bonds	Par (000)	Value
California (continued)
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	$1,000	$1,074,370
5.00%, 8/01/29	1,300	1,391,026
5.00%, 8/01/33	1,335	1,408,078
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	5,518,175
0.00%, 8/01/31	12,465	7,232,068
0.00%, 8/01/32	17,435	9,668,928
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.16%, 5/01/17 (c)	8,590	8,590,000
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,335,650
5.00%, 1/01/32	4,110	4,393,796
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/33	3,000	3,128,490
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,082,900
Monterey Peninsula Community College District, GO, Refunding, CAB (a):
0.00%, 8/01/30	3,500	2,066,400
0.00%, 8/01/31	5,940	3,331,627
Oakland Unified School District/Alameda County, GO, Series A:
5.00%, 8/01/30	1,000	1,162,790
5.00%, 8/01/32	1,100	1,264,879
5.00%, 8/01/33	1,000	1,144,240
Poway Unified School District, GO, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	7,032,700
0.00%, 8/01/30	10,000	5,974,800
0.00%, 8/01/32	12,500	6,796,500
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,122,800
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	10,660	11,188,843
4.00%, 8/01/32	12,010	12,555,494
4.00%, 8/01/33	5,665	5,898,681
San Diego Community College District, GO, CAB, Election of 2006, 0.00%, 8/01/30 (a)	5,000	2,736,550
State of California, GO, Refunding, 4.00%, 9/01/34	16,000	16,580,160
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/32	1,355	1,529,524
5.00%, 10/01/33	3,000	3,371,940

		189,393,861
Colorado — 3.3%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	769,867
5.50%, 12/01/29	750	843,052
5.38%, 12/01/33	1,500	1,658,505
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (b)	1,000	1,002,750

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	25

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	$4,595	$4,648,348
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,141,840
NCMC, Inc. Project, 4.00%, 5/15/30	2,860	3,010,179
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.00%, 6/01/29	3,455	3,744,771
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.00%, 6/01/30	3,140	3,356,283
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.00%, 6/01/31	2,250	2,386,710
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.00%, 6/01/32	1,500	1,581,405
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	505,105
Denver Convention Center Hotel Authority, Refunding RB, Senior, 5.00%, 12/01/30	2,000	2,219,840
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/26	1,000	1,126,230
5.00%, 12/01/27	1,500	1,676,160
5.00%, 12/01/28	1,500	1,668,825
5.00%, 12/01/30	1,350	1,483,461
5.00%, 12/01/31	1,500	1,640,985
5.00%, 12/01/33	1,000	1,084,590
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds (b):
4.10%, 12/01/24	5,080	5,093,614
4.20%, 12/01/25	5,280	5,294,098
4.50%, 12/01/30	4,305	4,301,255
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	517,650

		52,755,523
Connecticut — 3.9%
State of Connecticut, GO, Series D, 4.00%, 8/15/29	11,500	12,089,375
University of Connecticut, RB, Series A:
5.00%, 1/15/29	15,560	18,057,691
5.00%, 1/15/30	13,000	14,945,450
5.00%, 1/15/31	15,560	17,760,495

		62,853,011
District of Columbia — 1.3%
District of Columbia, GO, Series A, 5.00%, 6/01/32	16,980	19,771,172
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	1,700	1,967,682

		21,738,854
Florida — 10.9%
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,183,800
City of North Miami Beach Florida, Refunding RB, 4.00%, 8/01/27	2,810	2,978,572
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,657,131
H. Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,200,400
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,402,950
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/33	3,760	4,050,347

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 4/01/30	$600	$650,718
5.00%, 4/01/33	740	794,257
County of Broward Florida School District, COP, Refunding, Series A, 5.00%, 7/01/32	3,000	3,417,660
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25 (b)	5,250	5,364,607
County of Miami-Dade Florida, Refunding RB:
Series B, 4.00%, 4/01/32	6,690	6,912,978
Sub-Series B, 5.00%, 10/01/32	5,000	5,544,850
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/33	5,000	5,524,750
County of Miami-Dade Florida School Board, COP, Refunding, Series A:
5.00%, 5/01/32	10,000	11,041,700
5.00%, 5/01/32	9,000	10,149,480
County of Orange Florida School Board, COP, Refunding, Series C, 5.00%, 8/01/33	21,555	24,635,856
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	19,790	21,262,574
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/29	2,295	1,567,233
0.00%, 6/01/30	2,000	1,313,520
0.00%, 6/01/31	1,295	816,964
0.00%, 6/01/32	2,495	1,512,743
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,221,792
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,080,220
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,057,583
4.50%, 11/01/31	3,200	3,366,912
4.50%, 11/01/32	2,300	2,412,631
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 5.00%, 11/15/30	1,000	1,085,290
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,427,743
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,025	1,903,541
Phase I, 3.50%, 5/01/28	3,805	3,576,776
Phase II, 4.00%, 5/01/33	1,180	1,135,774
Phase II, 4.00%, 5/01/34	2,435	2,325,644
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,065	5,932,358
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	2,660	2,781,243
5.00%, 5/01/32	5,685	6,037,186

		175,327,783
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,341,300

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Illinois — 14.2%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	$5,000	$5,358,650
Chicago O’Hare International Airport, Refunding RB, 5.00%, 1/01/33	6,940	7,624,006
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	10,000	9,403,000
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,388,487
4.00%, 1/01/32	10,790	10,729,684
4.00%, 1/01/33	11,220	11,076,496
4.00%, 1/01/35	9,135	8,895,115
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,159,850
4.00%, 1/01/29	28,425	28,868,430
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	782,363
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,703,398
4.00%, 12/01/31	1,715	1,794,868
4.00%, 12/01/32	1,800	1,878,930
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,031,042
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,143,690
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,031,750
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,025,790
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,560	4,761,096
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,548,229
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,078,997
Presence Health Network, Series C, 5.00%, 2/15/30	12,000	12,566,640
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,252,377
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,272,146
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,315,783
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,265,430
The University of Chicago Medical Centre, Series B, 5.00%, 8/15/30	3,205	3,622,740
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A:
4.00%, 12/01/31	20,000	20,728,800
5.00%, 12/01/32	4,550	5,113,244
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,080	9,336,147
4.00%, 2/01/30	9,835	10,049,993

		227,807,171
Indiana — 3.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,020	2,236,524
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 3/01/46 (c)	8,500	9,631,435
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	23,473,097
Earlham College Project, 5.00%, 10/01/32	11,255	11,819,888

Municipal Bonds	Par (000)	Value
Indiana (continued)
Northern Indiana Commuter Transportation District, RB:
5.00%, 7/01/32	$1,000	$1,130,560
5.00%, 7/01/33	1,400	1,575,560

		49,867,064
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	18,592,500
5.25%, 12/01/25	14,345	14,318,892

		32,911,392
Kansas — 0.2%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A:
5.00%, 9/01/30	1,175	1,336,081
5.00%, 9/01/33	1,370	1,535,208

		2,871,289
Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,040,074
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Convertible Series C, 0.00%, 7/01/33 (d)	1,500	1,238,400
Series B, 0.00%, 7/01/30 (a)	1,230	645,750

		9,924,224
Louisiana — 3.2%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,702,005
5.00%, 12/01/29	1,000	1,123,430
City of Ruston Louisiana, RB, (AGM):
5.00%, 6/01/29	1,060	1,217,018
5.00%, 6/01/30	1,000	1,141,750
5.00%, 6/01/31	1,020	1,158,271
5.00%, 6/01/32	1,225	1,384,752
Louisiana Public Facilities Authority, Refunding RB:
Entergy Louisiana, Series B, 3.50%, 6/01/30	6,190	6,130,947
Ochsner Clinic Foundation Project, 5.00%, 5/15/29	1,250	1,405,750
Ochsner Clinic Foundation Project, 5.00%, 5/15/30	1,000	1,114,890
Ochsner Clinic Foundation Project, 3.00%, 5/15/31	2,250	2,066,918
Ochsner Clinic Foundation Project, 5.00%, 5/15/32	1,500	1,647,075
Ochsner Clinic Foundation Project, 5.00%, 5/15/33	2,200	2,403,082
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/29	3,000	3,314,610
5.00%, 7/01/30	5,000	5,501,500
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	321,654
5.00%, 4/01/32	1,000	1,068,770
5.00%, 4/01/33	1,575	1,677,958
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,088,317
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,672,867
5.25%, 5/15/32	4,375	4,737,119
5.25%, 5/15/33	4,750	5,119,360
5.25%, 5/15/35	1,500	1,623,795

		51,621,838

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	27

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Maryland — 1.5%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	$700	$690,984
4.90%, 7/01/30	1,315	1,298,918
Maryland EDC, RB, Purple Line Light Rail Project, AMT, 5.00%, 3/31/30	1,325	1,464,151
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,182,172
Salisbury University Project, 5.00%, 6/01/34	500	526,845
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 1/01/31	2,865	3,168,375
Charlestown Community, Series A, 5.00%, 1/01/32	3,010	3,313,619
Charlestown Community, Series A, 5.00%, 1/01/33	3,165	3,471,087
Lifebridge Health Issue, 5.00%, 7/01/31	350	398,727
Lifebridge Health Issue, 5.00%, 7/01/32	360	408,244
Lifebridge Health Issue, 5.00%, 7/01/33	385	434,934
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,443,826
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,537,984
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,309,188

		23,649,054
Massachusetts — 1.1%
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series A:
5.00%, 1/01/31	475	519,251
5.00%, 1/01/32	635	690,880
5.00%, 1/01/33	1,070	1,158,671
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A:
5.00%, 10/01/30	780	850,309
5.00%, 10/01/31	3,635	3,935,978
5.00%, 10/01/32	980	1,056,244
5.00%, 10/01/33	1,285	1,378,587
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	6,820	7,418,796

		17,008,716
Michigan — 1.7%
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 6/01/33	2,750	3,038,970
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,478,965
Trinity Health Credit Group, 5.00%, 12/01/31	3,000	3,417,960
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,356,441
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 7/01/31	2,070	2,338,479
5.00%, 7/01/32	1,430	1,608,107
State of Michigan, Refunding RB, 5.00%, 3/15/27	3,750	4,457,400

		27,696,322
Minnesota — 0.2%
Sartell-St Stephen Independent School District No. 748, GO, Series B (a):
0.00%, 2/01/30	1,850	1,200,909
0.00%, 2/01/31	2,190	1,347,726
0.00%, 2/01/32	1,450	858,110

		3,406,745

Municipal Bonds	Par (000)	Value
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 3/01/30	$2,280	$2,558,570
5.00%, 3/01/31	1,595	1,783,481
5.00%, 3/01/32	2,000	2,225,080
5.00%, 3/01/33	1,275	1,412,216
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,619,384

		21,598,731
Missouri — 0.7%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,064,049
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,213,960
The Children’s Mercy Hospital, 5.00%, 5/15/29	500	565,705
The Children’s Mercy Hospital, 5.00%, 5/15/30	915	1,027,829
The Children’s Mercy Hospital, 5.00%, 5/15/31	1,175	1,312,698
The Children’s Mercy Hospital, 4.00%, 5/15/32	1,680	1,709,971
The Children’s Mercy Hospital, 4.00%, 5/15/33	2,000	2,032,540

		11,926,752
Nebraska — 1.3%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,691,652
Gas Project No. 3, 5.00%, 9/01/32	4,500	4,839,525
Public Power Generation Agency, Refunding RB, 5.00%, 1/01/32	7,630	8,606,488

		21,137,665
New Hampshire — 0.6%
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,471,104
4.00%, 8/01/35	4,745	4,836,578

		9,307,682
New Jersey — 14.1%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,570,108
5.00%, 11/01/22	1,890	1,974,407
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,613,205
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	12,869,996
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,426,880
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,888,039
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,138,095
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/23	13,000	14,046,760
Cigarette Tax, 5.00%, 6/15/26	10,610	11,253,284
Cigarette Tax, 4.25%, 6/15/27	16,500	16,735,455
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,631,644
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,442,900
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/29	2,900	3,316,411
Princeton HealthCare System, 5.00%, 7/01/30	2,400	2,717,496

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/30	$11,245	$12,645,565
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/32	10,005	10,217,606
St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,142,800
St. Joseph Health System, 5.00%, 7/01/28	1,500	1,628,955
St. Joseph Health System, 5.00%, 7/01/29	1,250	1,349,288
St. Joseph Health System, 5.00%, 7/01/30	1,100	1,179,332
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/22	1,275	1,404,617
5.00%, 12/01/23	3,475	3,844,775
5.00%, 12/01/24	6,000	6,645,960
5.00%, 12/01/25	5,500	6,147,790
5.00%, 12/01/26	2,250	2,501,415
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	5,755	5,857,266
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/27	4,225	4,458,347
Transportation Program, Series AA, 5.25%, 6/15/28	4,500	4,720,500
Transportation System, CAB, Series A, 0.00%, 12/15/28 (a)	41,000	22,712,770
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	18,000	9,404,100
Transportation System, Series AA, 4.00%, 6/15/30	13,315	12,537,005
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,271,800
Transportation System, Series D, 5.00%, 6/15/32	5,000	5,054,850
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,777,550
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	543,775
5.00%, 11/01/34	500	541,670
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/29	1,750	1,969,537
5.00%, 7/15/30	2,000	2,243,260
5.00%, 7/15/31	1,450	1,620,868
5.00%, 7/15/32	835	929,881

		226,975,962
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,146,312
Education Loan Series A-2, 3.80%, 11/01/32	5,850	5,738,148
Education Loan Series A-2, 3.80%, 9/01/33	5,000	4,865,300

		16,749,760
New York — 2.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (b)	900	936,639
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 0.56%, 8/01/43 (c)	6,400	6,400,000
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 7/01/32	5,500	5,353,370
4.00%, 7/01/33	6,000	5,863,380

Municipal Bonds	Par (000)	Value
New York (continued)
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	$3,080	$3,209,298
5.00%, 8/01/31	3,465	3,588,077
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/22 (e)	9,115	10,415,164
TSASC, Inc., Refunding RB:
Series 1, 5.00%, 6/01/26	4,000	4,000,920
Series A, 5.00%, 6/01/30	3,000	3,336,870

		43,103,718
North Carolina — 0.6%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,833,098
Mission Health Combined Group, 4.00%, 10/01/31	1,250	1,298,750
Mission Health Combined Group, 5.00%, 10/01/32	3,700	4,249,820
Mission Health Combined Group, 4.00%, 10/01/33	1,500	1,542,375

		8,924,043
Ohio — 1.1%
American Municipal Power, Inc., RB, Meldahl Hydroelectric Project, Green Bond, Series A:
5.00%, 2/15/29	700	805,483
5.00%, 2/15/30	885	1,011,971
5.00%, 2/15/31	800	906,872
5.00%, 2/15/32	1,000	1,128,580
5.00%, 2/15/33	1,195	1,341,710
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	523,525
5.63%, 7/01/32	1,000	1,047,850
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,270,355
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32 (c)	1,500	619,680
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,805,083
5.00%, 12/31/30	2,400	2,662,272

		17,123,381
Oklahoma — 1.0%
County of Cleveland Educational Facilities Authority, LRB, Moore Public Schools Project, 5.00%, 6/01/18	200	209,778
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	935	926,875
5.00%, 4/01/29	1,500	1,512,465
5.00%, 4/01/33	1,050	1,053,959
Norman Regional Hospital Authority, Refunding RB:
5.00%, 9/01/27	2,100	2,369,724
5.00%, 9/01/28	2,000	2,237,200
5.00%, 9/01/29	2,150	2,381,039
5.00%, 9/01/30	5,130	5,653,670

		16,344,710
Pennsylvania — 15.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,242,615
5.00%, 5/01/28	5,000	5,348,350

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	29

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A (continued):
5.00%, 5/01/29	$3,745	$3,989,923
5.00%, 5/01/30	5,300	5,624,042
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A, 5.00%, 12/01/30	2,180	2,178,779
City of Philadelphia, GO, Refunding(AGM) (f):
5.00%, 8/01/30	10,735	12,300,270
5.00%, 8/01/31	10,000	11,406,600
County of Allegheny Higher Education Building Authority, Refunding RB, Duquesne University, 4.00%, 3/01/21	350	378,511
County of Beaver Pennsylvania IDA, Refunding RB (c):
First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35	6,790	2,804,474
Series A, 4.00%, 1/01/35	9,765	3,974,355
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	789,135
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,315,290
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,402,729
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	1,300	1,416,883
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	2,896,410
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 6/01/31	2,275	2,341,043
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University:
4.00%, 12/01/30	1,000	1,062,800
4.00%, 12/01/31	1,000	1,055,760
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, 3.00%, 8/15/30	2,535	2,313,695
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network:
4.00%, 7/01/33	27,535	27,815,031
Series A, 5.00%, 7/01/30	800	899,640
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,737,625
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33	15,015	16,283,767
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,521,603
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,658,895
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	1,910,080
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	14,250,110
County of Westmoreland Municipal Authority, Refunding RB, (BAM):
5.00%, 8/15/27	1,500	1,728,495
5.00%, 8/15/28	3,000	3,434,130
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/29	5,000	5,446,300

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project, AMT (continued):
5.00%, 12/31/30	$13,100	$14,204,723
5.00%, 12/31/34	5,000	5,336,350
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 3/15/30	5,250	6,044,062
5.00%, 3/15/31	4,500	5,142,105
Pennsylvania Higher Educational Facilities Authority, RB:
Series AT, 5.00%, 6/15/30	7,910	9,076,092
Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,513,550
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/30	425	487,037
Drexel University, 5.00%, 5/01/31	1,000	1,139,650
Drexel University, 5.00%, 5/01/32	1,750	1,985,410
Drexel University, 5.00%, 5/01/33	3,320	3,749,641
La Salle University, 4.00%, 5/01/32	3,000	3,004,440
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,686,850
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,387,712
5.00%, 4/01/28	8,000	8,473,040
5.00%, 4/01/29	6,000	6,344,700
5.00%, 4/01/30	5,500	5,805,360
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	1,280	1,347,328
5.00%, 7/01/30	825	874,360
Upper Moreland Township School District, GO:
5.00%, 10/01/30	325	368,358
5.00%, 10/01/31	450	506,754
5.00%, 10/01/32	150	168,233
5.00%, 10/01/33	250	279,248

		246,452,343
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/30	1,500	1,641,240
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	12,626,955
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	2,993,265
5.00%, 6/01/29	4,500	4,854,060
5.00%, 6/01/30	4,215	4,519,492

		26,635,012
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,028,340
Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,705,558

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/31	$1,300	$1,458,574

		8,164,132
Texas — 20.0%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/30	1,600	1,769,920
5.00%, 1/01/31	1,175	1,292,606
5.00%, 1/01/33	1,500	1,636,485
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	12,500	13,689,500
5.00%, 8/15/33	14,000	15,283,800
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A, 4.00%, 9/01/30	11,170	11,486,781
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,794,546
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,871,677
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF- GTD), 4.00%, 8/15/31	1,250	1,299,275
Idea Public Schools (PSF- GTD), 4.00%, 8/15/33	1,200	1,231,608
Uplift Education, 3.10%, 12/01/22	915	899,610
Uplift Education, 3.95%, 12/01/32	1,800	1,708,236
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	12,828,106
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	548,850
6.38%, 1/01/33	460	519,151
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,106,677
Memorial Hermann Health System, 4.00%, 12/01/31	18,000	18,176,580
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,626,675
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,186,900
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	33,273,815
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,539,900
Series B-2, 4.00%, 6/01/30	12,895	13,289,071
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/31	6,235	3,601,648
0.00%, 9/15/32	15,135	8,309,115
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,582,335
4.00%, 11/15/32	15,420	15,599,026
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,065,750

Municipal Bonds	Par (000)	Value
Texas (continued)
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD) (a):
0.00%, 8/15/31	$1,200	$700,932
0.00%, 8/15/32	2,000	1,109,120
0.00%, 8/15/33	4,485	2,376,422
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services, 4.00%, 5/15/31	9,970	10,389,438
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,440,155
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	462,403
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	264,293
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,257,272
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	768,819
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,775,488
North Texas Tollway Authority, Refunding RB, Series A:
5.00%, 1/01/30	8,500	9,699,775
2nd Tier, 5.00%, 1/01/33	10,000	11,138,800
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	635	660,337
5.50%, 1/01/32	1,000	1,049,020
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/23	3,100	3,680,320
Texas A&M University, Refunding RB, Financing System, Series B, 5.00%, 5/15/22	5,000	5,827,200
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,273,140
5.00%, 12/15/31	25,000	26,646,000
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/29	2,000	2,127,920
4.00%, 12/01/30	2,000	2,115,240
4.00%, 12/01/31	1,650	1,733,507
Texas State University System, Refunding RB, Series A, 5.00%, 3/15/32	1,250	1,460,863
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	5,000	5,869,950
Series A, 5.00%, 4/01/22	5,000	5,812,800
University of Texas System, Refunding RB, Financing System, Series C:
5.00%, 8/15/19	10,000	10,936,900
5.00%, 8/15/20	7,410	8,319,726

		322,113,483
Utah — 0.5%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	7,750	8,139,360
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,501,088
Virginia — 1.1%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,032,260
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	2,984,970
4.50%, 7/01/32	1,100	1,080,761

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	31

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Virginia (continued)
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	$5,445	$5,596,915
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	498,270
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (b)	2,000	2,102,620
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,095,433

		18,391,229
Washington — 3.0%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,030,638
5.00%, 9/01/27	1,000	1,029,380
5.25%, 9/01/32	1,850	1,881,209
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,172,500
Spokane Public Facilities District, Refunding RB, Series B:
5.00%, 12/01/32	5,895	6,548,638
5.00%, 9/01/33	4,665	5,168,120
State of Washington, COP, State & Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,765,603
4.00%, 7/01/30	4,290	4,465,847
4.00%, 7/01/31	4,470	4,632,931
4.00%, 7/01/32	4,590	4,734,264
Washington State Housing Finance Commission, RB, Herons Key Senior Living, Series B-2, 4.88%, 1/01/22 (b)	600	597,126
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 7/01/28	1,000	1,084,320
5.00%, 7/01/33	1,100	1,169,993
WBRP 3.2, RB, Series A:
5.00%, 1/01/31	1,000	1,149,370
5.00%, 1/01/32	1,140	1,304,798
5.00%, 1/01/33	3,345	3,809,922

		47,544,659
Wisconsin — 2.2%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	7,028,179
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	2,859,450
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,406,578
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,902,523
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,067,282
Marquette University, 4.00%, 10/01/32	4,520	4,667,985
The Monroe Clinic, Inc., 5.00%, 2/15/28	500	568,080
The Monroe Clinic, Inc., 5.00%, 2/15/29	575	647,789
The Monroe Clinic, Inc., 5.00%, 2/15/30	500	557,575
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 9/01/32	9,000	8,319,420

		35,024,861
Total Municipal Bonds — 132.2%		2,127,126,964

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Colorado — 5.1%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (h):
4.25%, 11/15/29	$33,820	$35,138,878
4.25%, 11/15/30	35,210	36,583,083
4.25%, 11/15/31	8,085	8,400,291
4.25%, 11/15/32	2,230	2,316,963

		82,439,215
Florida — 6.1%
County of Broward Florida, ARB, Series Q-1 (h):
4.00%, 10/01/29	17,200	17,778,574
4.00%, 10/01/30	18,095	18,703,681
4.00%, 10/01/31	18,820	19,453,068
4.00%, 10/01/32	19,575	20,233,465
4.00%, 10/01/33	20,355	21,039,702

		97,208,490
Iowa — 2.7%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,495,624
4.00%, 9/01/29	6,524	6,758,207
4.00%, 9/01/30	6,324	6,551,059
4.00%, 9/01/31	8,649	8,959,155
4.00%, 9/01/32	7,749	8,026,989
4.00%, 9/01/33	9,374	9,710,067

		43,501,101
Texas — 10.0%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	15,492,568
4.00%, 9/15/31	19,475	20,114,518
4.00%, 9/15/32	18,075	18,668,545
4.00%, 9/15/33	11,000	11,361,217
4.00%, 9/15/34	11,885	12,275,278
4.00%, 9/15/35	4,500	4,647,771
Dallas Fort Worth International Airport, Refunding RB, AMT (h):
Series E, 4.00%, 11/01/32	6,915	7,408,973
Series E, 4.13%, 11/01/35	10,435	11,180,424
Series F, 5.00%, 11/01/29	12,820	13,735,797
Series F, 5.00%, 11/01/30	15,565	16,676,886
Series F, 5.00%the, 11/01/31	10,000	10,714,350
Series F, 5.00%, 11/01/32	17,170	18,396,539

		160,672,866
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.9%		383,821,672
Total Long-Term Investments (Cost — $2,532,554,551) — 156.1%		2,510,948,636

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (i)(j)	39,286,036	39,289,964
Total Short-Term Securities (Cost — $39,286,214) — 2.4%		39,289,964
Total Investments (Cost — $2,571,840,765) — 158.5%		2,550,238,600
Liabilities in Excess of Other Assets — (0.5)%		(7,174,239)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.4)%		(184,528,037)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.6)%		(749,564,603)

Net Assets Applicable to Common Shares — 100.0%		$1,608,971,721

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (concluded)	BlackRock Municipal 2030 Target Term Trust (BTT)

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between November 1, 2018 to November 15, 2020, is $128,621,860. See Note 4 of the Notes to Financial Statements for details.

(i)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	96,809,834	(57,523,798)	39,286,036	$39,289,964	$110,996	$7,026	$3,750
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,510,948,636	—	$2,510,948,636
Short-Term Securities	$39,289,964	—	—	39,289,964

Total	$39,289,964	$2,510,948,636	—	$2,550,238,600

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(184,114,916)	—	$(184,114,916)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

Total	—	$(934,114,916)	—	$(934,114,916)

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	33

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$466,208
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	510	429,456
Arizona — 1.0%
Arizona Industrial Development Authority, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (a)(b)	1,185	1,193,212
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35 (a)	275	274,989

		1,468,201
California — 18.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (c)	2,015	2,158,246
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (c)	1,010	1,122,302
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 7/01/51 (a)	1,200	1,163,544
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A (a):
Series ARB, Lancer Educational student Housing Project, Series ARB, 5.00%, 6/01/36	990	974,269
5.00%, 6/01/46	1,220	1,171,359
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,060	2,176,987
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,398,857
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	1,000	1,143,020
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (c)	2,450	2,654,134
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,960	2,218,544
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,479,134
5.50%, 11/01/33	1,500	1,768,770
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	610	714,060
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 6/01/37	1,975	1,913,360
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	460	526,097
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,780	3,194,331

		26,777,014
Colorado — 2.7%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	1,997,520
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,675	1,739,705

Municipal Bonds	Par (000)	Value
Colorado (continued)
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	$250	$269,935

		4,007,160
Florida — 5.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	370	424,038
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	5,675	6,621,874
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	875	1,006,810

		8,052,722
Illinois — 18.9%
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (c)	4,545	5,406,232
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,143,729
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,602,645
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,865,763
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	622,212
5.25%, 12/01/43	2,660	2,806,486
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,750	1,986,302
Rush University Medical Center, Series B, 7.25%, 11/01/18 (c)	1,600	1,765,696
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	2,900	3,200,179
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,250	1,368,675
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 6/15/50	250	255,088
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,055	1,189,080
6.00%, 6/01/28	300	341,073
State of Illinois, GO:
5.25%, 2/01/31	730	745,856
5.25%, 2/01/32	1,500	1,529,010
5.50%, 7/01/33	1,500	1,563,210
5.50%, 7/01/38	320	330,803

		27,722,039
Indiana — 3.7%
County of Allen, RB, StoryPoint Fort Wayne Project, Series A-1 (a)(b):
6.63%, 1/15/34	125	123,814
6.75%, 1/15/43	185	183,420
6.88%, 1/15/52	375	370,323
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	500	495,200
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	3,400	3,710,998
Town of Chesterton, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (a)	520	503,797

		5,387,552
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	910	914,550
5.25%, 12/01/25	625	623,863

		1,538,413

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	$2,500	$2,743,100
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,259,195
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	915	966,862

		2,226,057
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,945	2,204,132
Maryland — 0.3%
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 6/01/36	415	414,718
Massachusetts — 3.6%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	790	839,486
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	523,385
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,075	1,120,978
Massachusetts Development Finance Agency, Refunding RB:
Boston College, Series T, 4.00%, 7/01/42	525	533,494
Emerson College Issue, 5.00%, 1/01/45	375	392,186
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	415,519
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (c)	1,000	1,064,860
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	335,958

		5,225,866
Michigan — 4.1%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,400	1,583,652
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	1,205	1,152,341
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (c)	540	583,983
6.00%, 10/15/18 (c)	910	984,119
6.00%, 10/15/38	50	53,670
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	1,525	1,694,626

		6,052,391
Minnesota — 0.4%
City of Rochester MN Electric Utility Revenue, Refunding RB, Series A, 5.00%, 12/01/42 (b)	575	654,149
Mississippi — 1.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,000	2,531,900
Nebraska — 0.5%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	735	716,199
Nevada — 4.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (c)	2,600	2,866,396

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$2,825	$3,144,903

		6,011,299
New Jersey — 4.8%
New Jersey Economic Development Authority, Refunding RB, School Facilities Construction:
5.50%, 6/15/19 (c)	500	549,855
5.50%, 12/15/29	250	260,765
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,750	1,811,250
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,113,917
Series AA, 5.50%, 6/15/39	2,245	2,332,757

		7,068,544
New York — 6.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	932,760
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,620	1,833,629
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	565,325
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,480	1,613,230
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,497,488
Westchester Tobacco Asset Securitization, Refunding RB, Sub Series c, 4.00%, 6/01/42	280	274,302

		8,716,734
Ohio — 2.9%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,405	2,598,362
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,385	1,579,745

		4,178,107
Pennsylvania — 3.7%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	800	872,400
Pennsylvania Turnpike Commission, RB, Sub Series A:
5.63%, 12/01/31	1,645	1,836,774
5.50%, 12/01/42	1,009	1,009,098
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,530	1,688,156

		5,406,428
Rhode Island — 1.9%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	2,870	2,711,777
5.00%, 6/01/50	125	125,245

		2,837,022
South Carolina — 2.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,091,487

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	35

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	$1,500	$1,651,845
Series E, 5.25%, 12/01/55	400	438,124

		4,181,456
Texas — 10.8%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/21 (c)	2,560	2,984,883
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,140	1,291,107
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (c)	2,710	3,131,080
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	400	403,860
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (c)	5	5,475
5.50%, 5/15/19 (c)	80	87,596
5.50%, 5/15/19 (c)	5	5,475
5.50%, 5/15/33	1,910	2,059,381
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,500	1,706,235
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (c)	1,250	1,357,937
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	520	585,286
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,267,134

		15,885,449
Virginia — 1.7%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	240	234,103
5.13%, 3/01/31	470	455,557
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	425	469,098
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (c)	1,200	1,318,224

		2,476,982
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	2,565	2,697,790
ZPuerto Rico — 0.3%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed Bonds:
5.50%, 5/15/39	190	189,041
5.63%, 5/15/43	185	184,985

		374,026
Total Municipal Bonds — 108.2%		158,451,114

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,120	1,144,494

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 19.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(e)	$3,000	$3,213,270
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/20 (c)	3,700	4,157,209
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (c)(e)	4,041	4,577,306
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (c)	5,977	6,684,031
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	600	649,062
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (c)	6,448	7,130,905
University of California, RB, Series O, 5.75%, 5/15/19 (c)	2,311	2,549,283

		28,961,066
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,129	2,362,381
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (c)	2,698	2,896,099

		5,258,480
Illinois — 4.6%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (c)	4,300	4,606,590
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/18 (c)	2,000	2,082,470

		6,689,060
Nevada — 4.4%
County of Clark Nevada Water Reclamation District, GO (c):
Limited Tax, 6.00%, 7/01/18	4,000	4,280,000
Series B, 5.50%, 7/01/19	1,994	2,198,013

		6,478,013
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(e)	1,680	1,834,585
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	3,000	3,074,760
Series B, 5.25%, 6/15/36 (e)	2,481	2,520,060

		5,594,820
New York — 15.1%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	497	526,053
5.75%, 6/15/40	1,662	1,759,354
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	2,499	2,766,355
Series FF-2, 5.50%, 6/15/40	2,985	3,259,859
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,669,568
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	1,924,757
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,768,656

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	$1,980	$2,253,615
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,000	3,228,450

		22,156,667
Pennsylvania — 0.5%
Pennsylvania Turnpike Commission, RB, Sub Series A, 5.50%, 12/01/42	505	717,136
Texas — 5.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (c)(e)	3,074	3,317,984
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,580,310

		7,898,294
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (c)	476	516,396
5.50%, 5/15/35	883	959,396

		1,475,792
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 60.3%		88,208,407
Total Long-Term Investments (Cost — $229,384,755) — 168.5%		246,659,521

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (f)(g)	1,360,714	$1,360,850
Total Short-Term Securities (Cost — $1,360,850) — 0.9%		1,360,850
Total Investments (Cost — $230,745,605) — 169.4%		248,020,371
Liabilities in Excess of Other Assets — (0.4)%		(771,793)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.5)%		(49,134,305)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.5)%		(51,703,752)

Net Assets Applicable to Common Shares — 100.0%		$146,410,521

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between February 1, 2017 to November 15, 2019, is $ 11,993,816. See Note 4 of the Notes to Financial Statements for details.

(f)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	40,725	1,319,989	1,360,714	$1,360,850	$1,191	$1	—

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(31)	5-Year U.S. Treasury Note	March 2017	$3,653,883	$(9,410)
(44)	10-Year U.S. Treasury Note	March 2017	$5,476,625	(19,092)
(26)	Long U.S. Treasury Bond	March 2017	$3,921,938	(6,771)
(4)	Ultra U.S. Treasury Bond	March 2017	$642,750	(2,396)
Total				$(37,669)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	37

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$37,669	—	$37,669

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$518,289	—	$518,289
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(6,694)	—	$(6,694)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,948,613

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$246,659,521	—	$246,659,521
Short-Term Securities	$1,360,850	—	—	1,360,850

Total	$1,360,850	$246,659,521	—	$248,020,371

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(37,669)	—	—	$(37,669)
[1] See above Schedule of Investments for values in each state or political subdivision.
[1] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(49,042,593)	—	$(49,042,593)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

Total	—	$(101,042,593)	—	$(101,042,593)

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 138.5%
Corporate — 10.5%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$70,151
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,552,592
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	5,160	5,599,013
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	740	744,803
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	1,500	1,633,470
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	1,275	1,388,564

		11,988,593
County/City/Special District/School District — 30.6%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,630	5,532,601
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 7/01/33	490	546,433
5.00%, 7/01/35	755	835,581
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,204,024
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	1,990	1,959,573
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,807,056
5.50%, 10/01/29	2,630	3,316,141
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,127,440
5.38%, 1/01/44	2,400	2,544,984
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	775	866,008
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,205,430
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	740	826,743
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,367,404
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	860	961,669
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	380	427,375
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,619,750
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,883,775

		35,031,987
Education — 27.1%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	500	495,710
New Jersey EDA, RB:
(AGC), 5.50%, 12/15/18 (d)	1,045	1,129,478
(AGC), 5.50%, 12/15/34	20	21,191
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	182,604

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, RB (continued):
Leap Academy Charter School, Series A, 6.20%, 10/01/44	$140	$136,553
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,620,660
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,624,547
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.63%, 8/01/34	415	400,458
5.88%, 8/01/44	290	280,978
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,082,896
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	355	357,070
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	500	527,985
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	2,300	2,428,731
College of New Jersey, Series F, 4.00%, 7/01/35	190	191,182
Georgian Court University, Series D, 5.00%, 7/01/33	250	252,997
Kean University, Series A, 5.50%, 9/01/36	2,060	2,231,928
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,036,186
Montclair State University, Series B, 5.00%, 7/01/34	585	657,862
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	716,522
Ramapo College, Series B, 5.00%, 7/01/42	265	287,104
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,000	1,142,630
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,480	1,605,223
Series 1A, 5.00%, 12/01/25	325	340,528
Series 1A, 5.00%, 12/01/26	215	224,819
Series 1A, 5.25%, 12/01/32	500	526,280
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,000	1,100,850
5.00%, 7/01/42	500	549,375
5.00%, 7/01/45	1,345	1,464,342
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,497,114

		31,113,803
Health — 12.3%
New Jersey EDA, Refunding RB, Lions Gate Project, 5.25%, 1/01/44	430	439,228
New Jersey Health Care Facilities Financing Authority, RB:
Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/18 (d)	525	561,099
Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	1,825	1,836,132
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	700	725,886
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	839,175
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,349,613

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	39

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (d)	$1,045	$1,239,809
AHS Hospital Corp., 6.00%, 7/01/21 (d)	900	1,067,778
Princeton Healthcare System, 5.00%, 7/01/39	835	900,639
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	465	461,238
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	1,235	1,341,173
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (d)	580	678,884
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (d)	1,605	1,878,636
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/34	120	113,082
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	200	209,162
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	450	404,663

		14,046,197
Housing — 3.9%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,225,965
S/F Housing, Series AA, 6.38%, 10/01/28	150	154,581
S/F Housing, Series AA, 6.50%, 10/01/38	105	108,079
S/F Housing, Series CC, 5.00%, 10/01/34	745	763,387
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,191,340

		4,443,352
State — 9.2%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,225,560
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,530,438
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	859,110
(AGM), 5.00%, 6/15/22	2,940	3,273,426
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (d)	600	655,740

		10,544,274
Transportation — 44.0%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,512,369
Series D, 5.00%, 1/01/40	800	866,712
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	5,000	5,284,750
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,075	4,507,602
Series A, 5.00%, 1/01/43	500	548,590
Series E, 5.25%, 1/01/40	1,970	2,088,614
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,898,720
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	625	657,487
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	2,535	2,596,043
Transportation Program, Series AA, 5.00%, 6/15/38	2,850	2,835,009
Transportation Program, Series AA, 5.25%, 6/15/41	1,560	1,579,937

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, 6.00%, 12/15/38	$945	$1,000,103
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,475,724
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,880,218
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,042,640
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,053,880
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,348,343
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,089,280
Series 8, 6.00%, 12/01/42	1,430	1,608,750
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,000	1,054,120
166th Series, 5.25%, 7/15/36	4,000	4,460,760

		50,389,651
Utilities — 0.9%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	1,097,800
Total Municipal Bonds — 138.5%		158,655,657

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 26.5%
County/City/Special District/School District — 6.1%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	780	887,024
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,129,513

		7,016,537
Education — 1.4%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/19 (d)	1,501	1,627,005
State — 5.3%
New Jersey EDA, RB, School Facilities Construction (AGC) (d):
6.00%, 12/15/18	2,958	3,226,842
6.00%, 12/15/18	42	45,663
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (g)	2,787	2,836,793

		6,109,298
Transportation — 13.7%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,198,952
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,049,840
Series B, 5.25%, 6/15/36 (g)	2,501	2,540,383
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,497	3,738,312

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$2,039	$2,124,004

		15,651,491
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.5%		30,404,331
Total Long-Term Investments (Cost — $181,922,794) — 165.0%		189,059,988

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (h)(i)	1,478,056	$1,478,204
Total Short-Term Securities (Cost — $1,478,066) — 1.3%		1,478,204
Total Investments (Cost — $183,400,860) — 166.3%		190,538,192
Other Assets Less Liabilities — 0.9%		1,059,131
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%		(17,916,039)
VMTP Shares at Liquidation Value — (51.6)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$114,581,284

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $7,519,842. See Note 4 of the Notes to Financial Statements for details.

(h)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,695,856	(217,800)	1,478,056	$1,478,204	$2,582	$2,248	$138
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(17)	5-Year U.S. Treasury Note	March 2017	$2,003,742	$(4,209)
(68)	10-Year U.S. Treasury Note	March 2017	$8,463,875	(22,076)
(39)	Long U.S. Treasury Bond	March 2017	$5,882,906	(7,894)
(4)	Ultra U.S. Treasury Bond	March 2017	$642,750	(4,855)
Total				$(39,034)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	41

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$39,034	—	$39,034

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) From:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$513,502	—	$513,502
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$59,410	—	$59,410

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,297,879

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$189,059,988	—	$189,059,988
Short-Term Securities	$1,478,204	—	—	1,478,204

Total	$1,478,204	$189,059,988	—	$190,538,192

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(39,034)	—	—	$(39,034)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such hold assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(17,889,909)	—	$(17,889,909)
VMTP Shares at Liquidation Value	—	(59,100,000)	—	(59,100,000)

Total	—	$(76,989,909)	—	$(76,989,909)

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments January 31, 2017 (Unaudited)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 131.3%
Corporate — 3.4%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$293,235
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	842,684
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	579,623
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	1,000	1,192,230
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	1,655	1,973,654
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,510,365

		6,391,791
County/City/Special District/School District — 32.9%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,820	1,971,333
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	788,940
Series A-1, 5.00%, 8/01/35	1,000	1,116,960
Series D, 5.38%, 6/01/32	25	25,079
Series G-1, 6.25%, 12/15/31	15	16,415
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	790,671
Sub-Series G-1, 6.25%, 12/15/18 (b)	485	531,783
Sub-Series G-1, 5.00%, 4/01/28	630	717,671
Sub-Series G-1, 5.00%, 4/01/29	750	852,015
Sub-Series I-1, 5.38%, 4/01/36	530	572,373
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,539,123
Series E, 5.00%, 8/01/30	1,000	1,137,800
Series I, 5.00%, 8/01/30	1,000	1,134,510
City of New York New York Convention Center Development Corp., RB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	2,000	339,660
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	2,803,600
5.00%, 11/15/45	3,700	4,134,417
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,960	649,603
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	431,955
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	162,810
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,006,270
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	175,368
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	503,680
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	350,840

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	$650	$710,619
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,794,550
County of Nassau New York, GO, Series A, 5.00%, 1/15/31	1,000	1,161,670
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,545,609
5.75%, 2/15/47	200	226,374
(AGC), 5.00%, 2/15/47	1,000	1,007,600
(AGM), 5.00%, 2/15/47	1,000	1,007,600
(NPFGC), 4.50%, 2/15/47	4,500	4,507,695
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	887,560
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,198,760
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,308,024
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	515,986
4 World Trade Center Project, 5.00%, 11/15/31	860	957,713
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,394,090
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,525,094
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,044,192
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,420	1,553,168
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,226,430

		62,325,610
Education — 29.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,145,463
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	295	335,070
5.00%, 11/01/26	300	367,530
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	281,983
New York Law School Project, 5.00%, 7/01/41	400	421,452
New York Law School Project, 4.00%, 7/01/45	735	692,105
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	797,347
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	250,916
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,144,700
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	1,000	1,065,330

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Niagara Falls New York, GO, Refunding (BAM), 3.00%, 5/15/37	$400	$346,132
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	3,135	3,442,042
Series B, 4.00%, 8/01/35	470	478,187
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	625	693,431
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	180,928
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	2,155	1,760,635
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,093,667
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	320	358,285
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	1,165	1,283,236
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	376,474
5.00%, 7/01/42	220	229,849
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	841,425
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	777,322
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	555,695
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	530	599,472
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	236,538
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	174,645
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	853,012
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	2,000	2,184,400
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,838,822
New York University, Series A (AMBAC), 5.00%, 7/01/17 (b)	1,000	1,017,600
New York University, Series B, 5.00%, 7/01/37	1,250	1,409,387
Series B, 5.75%, 3/15/36	600	653,766
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	802,455
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,212,680
Teachers College, Series B, 5.00%, 7/01/42	1,225	1,345,969
Touro College & University System, Series A, 5.25%, 1/01/34	800	847,272
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,143,080
University of Rochester, Series A, 5.13%, 7/01/39	850	916,963

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB (continued):
University of Rochester, Series A, 5.75%, 7/01/39 (d)	$650	$706,901
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,292,640
Brooklyn Law School, 5.75%, 7/01/33	475	510,630
Cornell University, Series A, 5.00%, 7/01/40	800	882,912
Culinary Institute of America, 5.00%, 7/01/42	300	315,963
Fordham University, 5.00%, 7/01/44	850	934,379
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,600	1,741,968
New York University, Series A, 5.00%, 7/01/37	1,790	2,018,243
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,975,247
Skidmore College, Series A, 5.00%, 7/01/28	75	84,162
Skidmore College, Series A, 5.25%, 7/01/29	85	96,353
St. John’s University, Series A, 5.00%, 7/01/37	1,000	1,103,140
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,714,067
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	507,496
Teachers College, 5.50%, 3/01/39	450	482,841
St. John’s Univerisity, Series A, 5.00%, 7/01/34	250	279,058
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	415	460,351

		55,261,616
Health — 16.0%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	390	331,531
4.00%, 7/01/41	2,585	2,541,365
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	327,510
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	465	465,312
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	261,079
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,851,085
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	2,960,188
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	248,458
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,391,355
Series B, 6.00%, 11/01/20 (b)	435	506,623
Series B, 6.00%, 11/01/30	65	71,998
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	736,580
5.00%, 1/01/34	1,250	1,327,413

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	$1,500	$1,707,210
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	764,415
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	547,940
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	219,176
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	500	576,285
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	518,305
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,041
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,506,714
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (b)	3,390	3,449,935
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,915,672
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,079,620
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,430	1,544,157
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,174,712

		30,326,679
Housing — 2.4%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,289,386
5.00%, 7/01/33	500	553,350
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	943,037
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	300	261,294
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,500,810

		4,547,877
State — 10.2%
City of New York New York Transitional Finance Authority, BARB, Series S-2 (NPFGC), 4.25%, 1/15/34	1,015	1,016,888
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,694,850
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	4,380	4,872,969
Series C, 5.00%, 3/15/34	2,185	2,433,172
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	395	420,944
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,815,300

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	$885	$1,015,591
5.00%, 3/15/32	1,000	1,144,130

		19,413,844
Tobacco — 2.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,036,400
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
4.00%, 6/01/51	1,500	1,355,610
Series B, 5.00%, 6/01/45	130	137,348
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	150	150,314
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	250	275,047
5.25%, 5/15/40	110	120,211
Westchester Tobacco Asset Securitization, Refunding RB, Sub Series c, 4.00%, 6/01/42	750	734,737

		3,809,667
Transportation — 26.7%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	615,881
Series D, 5.25%, 11/15/41	1,000	1,126,790
Series E, 5.00%, 11/15/38	4,000	4,438,600
Transportation, Series C, 6.50%, 11/15/28	195	213,232
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 4.00%, 11/15/46	315	318,893
Green Bonds, Series A-1, 5.25%, 11/15/56	750	844,950
Series D, 5.25%, 11/15/30	910	1,048,302
Series F, 5.00%, 11/15/30	2,000	2,306,880
Sub-Series C-1, 5.00%, 11/15/35	575	646,685
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	2,695	2,886,561
5.00%, 11/15/51	390	417,335
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	2,260	2,357,135
5.25%, 1/01/50	2,140	2,257,572
(AGM), 4.00%, 7/01/41	800	780,464
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	2,305	2,386,874
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,089,280
Series 8, 6.00%, 12/01/42	1,000	1,125,000
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	830,782
179th Series, 5.00%, 12/01/38	575	652,774
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,334,695
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	646,074

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	$500	$546,800
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,287,494
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	2,185	2,452,313
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/27	1,000	1,133,280
General, Series I, 5.00%, 1/01/37	1,760	1,948,602
General, Series I, 5.00%, 1/01/42	280	305,416
General, Series K, 5.00%, 1/01/32	2,575	2,910,265
Series J, 5.00%, 1/01/41	2,000	2,203,480
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,145,360
Series B, 5.00%, 11/15/40	350	397,344
Series B, 5.00%, 11/15/45	310	351,171
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	845	475,752
General, CAB, Series B, 0.00%, 11/15/32 (c)	1,700	985,694
General, Series A, 5.25%, 11/15/45	590	680,205
General, Series A, 5.00%, 11/15/50	500	561,565

		50,709,500
Utilities — 8.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,110,470
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,134,390
Series A, 4.75%, 6/15/30	1,215	1,231,099
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	549,030
Series C (CIFG), 5.25%, 9/01/29	2,000	2,380,680
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 4/01/39	4,000	4,302,720
Series B, 5.00%, 9/01/41	200	223,206
Series B, 5.00%, 9/01/46	895	994,237
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	350	391,391
Subordinated SRF Bonds, 3.00%, 6/15/35	500	460,555
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,000	984,900
Series E, 5.00%, 12/15/41	2,000	2,263,920

		16,026,598
Total Municipal Bonds in New York		248,813,182

Puerto Rico — 2.6%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,605	2,747,858

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Tobacco — 1.2%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed Bonds, 5.63%, 5/15/43	$2,220	$2,219,822
Total Municipal Bonds in Puerto Rico		4,967,680
Total Municipal Bonds — 133.9%		253,780,862

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 31.8%
County/City/Special District/School District — 6.3%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	4,964,408
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,679,970
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,367,244
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	918,951
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,908,662

		11,839,235
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,037,272
State — 3.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	704,766
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,250	1,414,709
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	874,927
4.00%, 10/15/32	1,000	1,075,440
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,647,945

		5,717,787
Transportation — 7.2%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,252,568
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,671,015
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,650,290
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,336,999
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,500	1,708,950

		13,619,822

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Utilities — 13.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	$276	$292,251
5.75%, 6/15/40	923	977,419
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	5,940,350
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,918,823
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	884,585
Series A, 4.75%, 6/15/17 (b)	471	477,439
Series A, 4.75%, 6/15/30	2,029	2,055,686
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,774,218
Restructuring, 5.00%, 12/15/36	1,997	2,299,299
Restructuring, Series B, 4.00%, 12/15/35	370	392,870

		25,012,940
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.8%		60,227,056
Total Long-Term Investments (Cost — $298,380,274) — 165.7%		314,007,918

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.50% (g)(h)	838,710	$838,794
Total Short-Term Securities (Cost — $838,710) — 0.4%		838,794
Total Investments (Cost — $299,218,984) — 166.1%		314,846,712
Other Assets Less Liabilities — 1.3%		2,584,053
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.6)%		(33,351,112)
VMTP Shares, at Liquidation Value — (49.8)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$189,579,653

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.

(g)	During the six months ended January 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	214,518	624,192	838,710	$838,794	$6,411	$807	$84
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(32)	5-Year U.S. Treasury Note	March 2017	$3,771,750	$(8,661)
(113)	10-Year U.S. Treasury Note	March 2017	$14,064,969	(37,066)
(63)	Long U.S. Treasury Bond	March 2017	$9,503,156	(15,287)
(13)	Ultra U.S. Treasury Bond	March 2017	$2,088,938	(11,108)
Total				$(72,122)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$72,122	—	$72,122

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) From:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$970,466	—	$970,466
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$83,010	—	$83,010

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,940	[1]
Average notional value of contracts — short	$19,885,250
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$314,007,918	—	$314,007,918
Short-Term Securities	$838,794	—	—	838,794

Total	$838,794	$314,007,918	—	$314,846,712

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(72,122)	—	—	$(72,122)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(33,297,199)	—	$(33,297,199)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

Total		$(127,797,199)	—	$(127,797,199)

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	49

Statements of Assets and Liabilities

January 31, 2017 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Assets
Investments at value — unaffiliated[1]	$823,693,004	$82,488,791	$2,510,948,636	$246,659,521
Investments at value — affiliated[2]	563,151	658,362	39,289,964	1,360,850
Cash pledged for futures contracts	998,000	—	—	227,850
Receivables:
Interest — unaffiliated	11,451,239	967,249	24,087,710	2,930,824
Dividends — affiliated	88	272	23,431	252
Investments sold	—	20,000	—	—
TOB Trust	—	—	—	1,015,000
Prepaid expenses	34,400	857	52,452	15,794

Total assets	836,739,882	84,135,531	2,574,402,193	252,210,091

Accrued Liabilities
Bank overdraft	216,529	—	843,699	63,445
Payables:
Investments purchased	2,278,153	—	23,557,493	3,895,528
Income dividends — Common Shares	2,143,874	172,426	5,640,446	739,131
Interest expense and fees	436,225	—	413,121	91,712
Investment advisory fees	409,516	35,509	862,632	119,580
Variation margin on futures contracts	147,094	—	—	33,445
Officer’s and Trustees’ fees	71,451	8,971	684	29,237
Other accrued expenses	166,543	63,975	432,878	81,147

Total accrued liabilities	5,869,385	280,881	31,750,953	5,053,225

Other Liabilities
TOB Trust Certificates	178,458,032	—	184,114,916	49,042,593
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs[3]	—	—	749,564,603	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3]	—	—	—	51,703,752

Total other liabilities	349,758,032	—	933,679,519	100,746,345

Total liabilities	355,627,417	280,881	965,430,472	105,799,570

Net Assets Applicable to Common Shareholders	$481,112,465	$83,854,650	$1,608,971,721	$146,410,521

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,985,849	$80,832,532	$1,671,220,745	$141,776,037
Undistributed net investment income	799,652	2,204,217	8,562,160	966,309
Accumulated net realized loss	(1,951,903)	(1,248,611)	(49,209,019)	(13,568,922)
Net unrealized appreciation (depreciation)	35,278,867	2,066,512	(21,602,165)	17,237,097

Net Assets Applicable to Common Shareholders	$481,112,465	$83,854,650	$1,608,971,721	$146,410,521

Net asset value per Common Share	$15.08	$15.08	$22.82	$14.34

[1] Investments at cost — unaffiliated	$788,260,370	$80,422,345	$2,532,554,551	$229,384,755
[2] Investments at cost — affiliated	$563,151	$658,296	$39,286,214	$1,360,850
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,902,885	5,562,128	70,505,571	10,212,513

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Statements of Assets and Liabilities

January 31, 2017 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$189,059,988	$314,007,918
Investments at value — affiliated[2]	1,478,204	838,794
Cash pledged for futures contracts	307,750	542,250
Receivables:
Interest — unaffiliated	1,609,404	3,328,070
Dividends — affiliated	747	768
Prepaid expenses	6,492	8,980

Total assets	192,462,585	318,726,780

Accrued Liabilities
Bank overdraft	76,747	119,648
Payables:
Income dividends — Common Shares	533,694	777,572
Interest expense and fees	26,130	53,913
Investment advisory fees	97,686	161,947
Variation margin on futures contracts	45,523	80,375
Officer’s and Trustees’ fees	19,492	29,610
Other accrued expenses	92,120	126,863

Total accrued liabilities	891,392	1,349,928

Other Liabilities
TOB Trust Certificates	17,889,909	33,297,199
VMTP Shares, at liquidation value of $100,000 per share[3]	59,100,000	94,500,000

Total other liabilities	76,989,909	127,797,199

Total liabilities	77,881,301	129,147,127

Net Assets Applicable to Common Shareholders	$114,581,284	$189,579,653

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$108,901,346	$183,809,123
Undistributed net investment income	881,478	1,724,260
Accumulated net realized loss	(2,299,838)	(11,509,336)
Net unrealized appreciation (depreciation)	7,098,298	15,555,606

Net Assets Applicable to Common Shareholders	$114,581,284	$189,579,653

Net asset value per Common Share	$14.94	$14.63

[1] Investments at cost — unaffiliated	$181,922,794	$298,380,274
[2] Investments at cost — affiliated	$1,478,066	$838,710
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	7,668,015	12,959,540

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	51

Statements of Operations

Six Months Ended January 31, 2017 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income
Interest — unaffiliated	$17,054,030	$1,314,008	$44,111,100	$5,889,748
Dividends — affiliated	3,326	1,043	110,996	1,191

Total investment income	17,057,356	1,315,051	44,222,096	5,890,939

Expenses
Investment advisory	2,512,422	213,627	5,300,161	727,029
Professional	61,815	24,690	94,678	32,330
Officer and Trustees	25,063	3,642	69,677	7,182
Custodian	20,203	2,753	52,785	7,561
Rating agency	19,294	—	19,794	19,018
Accounting services	18,559	7,867	116,335	19,729
Transfer agent	17,144	8,836	44,703	10,823
Registration	6,756	5,188	17,041	5,224
Printing	6,427	3,475	13,214	3,834
Liquidity fees	—	—	—	738
Remarketing fees on Preferred Shares	—	—	—	7
Miscellaneous	17,775	7,670	49,862	13,614

Total expenses excluding interest expense, fees and amortization of offering costs	2,705,458	277,748	5,778,250	847,089
Interest expense, fees and amortization of offering costs[1]	2,589,843	—	6,467,552	736,980

Total expenses	5,295,301	277,748	12,245,802	1,584,069
Less fees waived by the Manager	(661)	(228)	(17,255)	(219)

Total expenses after fees waived	5,294,640	277,520	12,228,547	1,583,850

Net investment income	11,762,716	1,037,531	31,993,549	4,307,089

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	4,574	2,369	2,943,212	192,714
Investments — affiliated	290	(6)	5,271	1
Futures contracts	2,105,216	—	—	518,289
Capital gain distributions from investment companies—affiliated	2,449	402	1,755	—

	2,112,529	2,765	2,950,238	711,004

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(41,332,563)	(2,360,588)	(181,252,845)	(12,194,221)
Investments — affiliated	—	66	3,750	—
Futures contracts	(71,894)	—	—	(6,694)

	(41,404,457)	(2,360,522)	(181,249,095)	(12,200,915)

Net realized and unrealized loss	(39,291,928)	(2,357,757)	(178,298,857)	(11,489,911)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(27,529,212)	$(1,320,226)	$(146,305,308)	$(7,182,822)

[1] Related to TOB Trusts, VMTP Shares, RVMPT Shares and/or VRDP Shares.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Statements of Operations

Six Months Ended January 31, 2017 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest — unaffiliated	$4,366,277	$6,443,573
Dividends — affiliated	2,582	6,411

Total investment income	4,368,859	6,449,984

Expenses
Investment advisory	596,721	983,562
Professional	28,757	34,028
Officer and Trustees	6,287	10,016
Custodian	6,053	9,739
Rating agency	19,196	19,228
Accounting services	16,032	23,408
Transfer agent	10,338	12,503
Registration	5,181	5,191
Printing	3,906	4,561
Miscellaneous	10,987	16,905

Total expenses excluding interest expense, fees and amortization of offering costs	703,458	1,119,141
Interest expense, fees and amortization of offering costs[1]	596,540	962,251

Total expenses	1,299,998	2,081,392
Less fees waived by the Manager	(470)	(1,372)

Total expenses after fees waived	1,299,528	2,080,020

Net investment income	3,069,331	4,369,964

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	417,586	49,025
Investments — affiliated	226	77
Futures contracts	513,502	970,466
Capital gain distributions from investment companies — affiliated	2,022	730

	933,336	1,020,298

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,116,304)	(17,822,317)
Investments — affiliated	138	84
Futures contracts	59,410	83,010

	(12,056,756)	(17,739,223)

Net realized and unrealized loss	(11,123,420)	(16,718,925)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(8,054,089)	$(12,348,961)

[1] Related to TOB Trusts, VMTP Shares, RVMPT Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	53

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$11,762,716	$26,451,244	$1,037,531	$2,561,464
Net realized gain (loss)	2,112,529	8,618,728	2,765	(807,516)
Net change in unrealized appreciation (depreciation)	(41,404,457)	8,301,347	(2,360,522)	1,055,346

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(27,529,212)	43,371,319	(1,320,226)	2,809,294

Distributions to Common Shareholders[1]
From net investment income	(12,862,570)	(27,300,889)	(1,034,556)	(2,110,271)

Capital Share Transactions
Reinvestment of common distributions	168,908	297,726	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(40,222,874)	16,368,156	(2,354,782)	699,023
Beginning of period	521,335,339	504,967,183	86,209,432	85,510,409

End of period	$481,112,465	$521,335,339	$83,854,650	$86,209,432

Undistributed net investment income, end of period	$799,652	$1,899,506	$2,204,217	$2,201,242

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Statements of Changes in Net Assets

	BlackRock Municipal 2030 Target Term Trust (BTT)		BlackRock Municipal Income Investment Trust (BBF)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$31,993,549	$72,575,109	$4,307,089	$6,248,626
Net realized gain (loss)	2,950,238	30,017,801	711,004	(86,047)
Net change in unrealized appreciation (depreciation)	(181,249,095)	151,902,290	(12,200,915)	2,734,708

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(146,305,308)	254,495,200	(7,182,822)	8,897,287

Distributions to Common Shareholders[1]
From net investment income	(33,842,674)	(67,789,555)	(4,434,354)	(6,331,712)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	—	—	53,855,412
Reinvestment of common distributions	—	—	62,269	35,931

Net increase in net assets derived from capital share transactions	—	—	62,269	53,891,343

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(180,147,982)	186,705,645	(11,554,907)	56,456,918
Beginning of period	1,789,119,703	1,602,414,058	157,965,428	101,508,510

End of period	$1,608,971,721	$1,789,119,703	$146,410,521	$157,965,428

Undistributed net investment income, end of period	$8,562,160	$10,411,285	$966,309	$1,093,574

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	55

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$3,069,331	$6,610,109	$4,369,964	$9,727,051
Net realized gain (loss)	933,336	(590,231)	1,020,298	758,852
Net change in unrealized appreciation (depreciation)	(12,056,756)	7,418,065	(17,739,223)	12,379,377

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,054,089)	13,437,943	(12,348,961)	22,865,280

Distributions to Common Shareholders[1]
From net investment income	(3,223,024)	(6,858,003)	(4,664,766)	(10,277,182)

Capital Share Transactions
Reinvestment of common distributions	39,878	67,518	178,919	527,186

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(11,237,235)	6,647,458	(16,834,808)	13,115,284
Beginning of period	125,818,519	119,171,061	206,414,461	193,299,177

End of period	$114,581,284	$125,818,519	$189,579,653	$206,414,461

Undistributed net investment income, end of period	$881,478	$1,035,171	$1,724,260	$2,019,062

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Statements of Cash Flows

Six Months Ended January 31, 2017 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(27,529,212)	$(1,320,226)	$(146,305,308)	$(7,182,822)	$(8,054,089)	$(12,348,961)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	199,151,488	413,125	541,593,756	53,647,012	6,790,241	23,968,571
Purchases of long-term investments	(201,188,326)	(2,223,260)	(601,905,927)	(53,846,702)	(7,623,959)	(26,638,273)
Net proceeds from sales (purchases) of short-term securities	3,209,047	1,178,429	57,528,891	(1,320,124)	218,016	(624,115)
Amortization of premium and accretion of discount on investments and other fees	2,747,062	476,515	5,733,890	381,830	177,322	756,069
Net realized gain (loss) on investments	(4,864)	(2,363)	(2,948,483)	(192,715)	(417,812)	(49,102)
Net unrealized loss on investments	41,332,563	2,360,522	181,249,095	12,194,221	12,116,166	17,822,233
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(749,000)	—	—	(139,000)	(188,000)	(345,000)
Receivables:
Interest — unaffiliated	338,638	(39,933)	(1,698,550)	47,788	2,203	189,996
Dividends — affiliated	338	71	(11,588)	(203)	(423)	(613)
Prepaid expenses	25,824	4,226	4,967	11,003	21,995	20,505
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(22,693)	(674)	(57,206)	(4,140)	(5,438)	(7,498)
Interest expense and fees	203,996	—	142,286	47,276	10,050	25,583
Officer’s and Trustees’ fees	(2,638)	(811)	(23,418)	(903)	(371)	(919)
Reorganization costs	—	—	—	(271,350)	—	—
Variation margin on futures contracts	66,422	—	—	4,492	6,445	16,390
Other accrued expenses	15,145	885	350,835	31,757	18,366	23,861

Net cash provided by operating activities	17,593,790	846,506	33,653,240	3,407,420	3,070,712	2,808,727

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	36,200,187	—	—	2,730,101	—	4,643,689
Repayments of TOB Trust Certificates	(39,387,929)	—	—	(1,895,466)	—	(2,691,692)
Proceeds from Loan for TOB Trust Certificates	13,870,144	—	—	—	—	2,352,204
Repayments of Loan for TOB Trust Certificates	(15,915,169)	—	—	—	—	(2,787,204)
Cash dividends paid to Common Shareholders	(12,692,963)	(871,616)	(33,842,674)	(4,371,789)	(3,182,977)	(4,485,171)
Increase in bank overdraft	216,529	—	173,671	63,445	76,747	119,648
Amortization of deferred offering costs	—	—	15,763	3,080	—	—

Net cash used for financing activities	(17,709,201)	(871,616)	(33,653,240)	(3,470,629)	(3,106,230)	(2,848,526)

Cash
Net decrease in cash	(115,411)	(25,110)	—	(63,209)	(35,518)	(39,799)
Cash at beginning of period	115,411	25,110	—	63,209	35,518	39,799

Cash at end of period	—	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$2,385,847	—	$6,309,503	$686,624	$586,490	$936,668

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	168,908	—	—	62,269	39,878	178,919

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	57

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.35		$15.84	$15.83	$14.50	$16.32	$13.88

Net investment income[1]	0.37		0.83	0.83	0.87	0.89	0.95
Net realized and unrealized gain (loss)	(1.24)		0.54	0.05	1.39	(1.78)	2.42
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(0.87)		1.37	0.88	2.26	(0.89)	3.36

Distributions to Common Shareholders from net investment income[2]	(0.40)		(0.86)	(0.87)	(0.93)	(0.93)	(0.92)

Net asset value, end of period	$15.08		$16.35	$15.84	$15.83	$14.50	$16.32

Market price, end of period	$14.94		$16.76	$14.65	$14.41	$13.63	$16.64

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(5.31)%	[4]	8.92%	5.96%	16.48%	(5.81)%	24.98%

Based on market price	(8.48)%	[4]	20.72%	7.66%	12.80%	(13.17)%	34.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.11%	[5]	1.68%	1.53%	1.59%	1.63%	1.49%	[6]

Total expenses after fees waived and/or paid indirectly	2.11%	[5]	1.68%	1.53%	1.59%	1.63%	1.46%	[6]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.08%	[5]	1.04%	1.00%	1.03%	1.01%	1.07%	[6,8]

Net investment income	4.68%	[5]	5.17%	5.20%	5.78%	5.49%	6.28%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.05%

Net investment income to Common Shareholders	4.68%	[5]	5.17%	5.20%	5.78%	5.49%	6.23%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$481,112		$521,335	$504,967	$504,531	$462,273	$519,578

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$380,860		$404,341	$394,785	$394,531	$369,862	$403,314

Borrowings outstanding, end of period (000)	$178,458		$183,691	$155,533	$106,698	$158,655	$162,234

Portfolio turnover rate	23%		30%	37%	25%	22%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016	2015		2014		2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$15.50		$15.37	$15.42		$15.31		$16.05		$14.94

Net investment income[1]	0.19		0.46	0.42		0.47		0.68		0.85
Net realized and unrealized gain (loss)	(0.42)		0.05	(0.03)		0.25		(0.65)		0.98
Distributions to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.00)[2]		(0.01)		(0.02)

Net increase (decrease) from investment operations	(0.23)		0.51	0.39		0.72		0.02		1.81

Distributions to Common Shareholders from net investment income[3]	(0.19)		(0.38)	(0.44)		(0.61)		(0.76)		(0.70)

Net asset value, end of period	$15.08		$15.50	$15.37		$15.42		$15.31		$16.05

Market price, end of period	$15.07		$15.21	$14.82		$15.16		$15.12		$15.60

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(1.51)%	[5]	3.41%	2.59%		4.84%		0.12%		12.44%

Based on market price	0.30%	[5]	5.24%	0.62%		4.36%		1.73%		17.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.65%	[6]	0.64%	0.68%	[7]	0.74%	[7]	0.92%	[7]	1.06%	[7]

Total expenses after fees waived and/or paid indirectly	0.65%	[6]	0.64%	0.68%	[7]	0.74%	[7]	0.92%	[7]	1.06%	[7]

Total expenses after fees waived and/or paid indirectly and/or excluding interest expense, fees and amortization of offering costs[8]	0.65%	[6]	0.64%	0.68%	[7,9]	0.74%	[7,9]	0.92%	[7,9]	1.06%	[7,9]

Net investment income	2.43%	[6]	3.00%	2.69%	[7]	3.05%	[7]	4.23%	[7]	5.48%	[7]

Distributions to AMPS Shareholders	—		—	0.00%		0.01%		0.09%		0.12%

Net investment income to Common Shareholders	2.43%	[6]	3.00%	2.69%		3.04%		4.14%		5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$83,855		$86,209	$85,510		$85,748		$85,139		$89,251

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$625		$19,100		$42,900

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—		$3,454,938		$136,438		$77,011

Borrowings outstanding, end of period (000)	—		—	$134		$190		$280		$470

Portfolio turnover rate	—		7%	14%		1%		9%		32%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[9]	The total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was as follows:

	Year Ended July 31,
	2015	2014	2013	2012

Total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees and remarketing fees	0.67%	0.73%	0.87%	0.97%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	59

Financial Highlights	BlackRock Municipal 2030 Target Term Trust (BTT)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,			Period August 30, 2012[1] to July 31, 2013
			2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$25.38		$22.73	$21.99	$18.75	$23.88	[2]

Net investment income[3]	0.45		1.03	1.09	1.12	0.80
Net realized and unrealized gain (loss)	(2.53)		2.58	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	(2.08)		3.61	1.70	4.35	(4.15)

Distributions to Common Shareholders:[4]
From net investment income	(0.48)		(0.96)	(0.96)	(1.09)	(0.87)
From return of capital	—		—	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.48)		(0.96)	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$22.82		$25.38	$22.73	$21.99	$18.75

Market price, end of period	$22.76		$24.24	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	(8.19)%	[6]	16.57%	8.32%	24.50%	(18.00)%	[6]

Based on market price	(4.13)%	[6]	21.67%	11.37%	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	[7]	1.17%	1.14%	1.22%	0.99%	[7]

Total expenses after fees waived and/or paid indirectly	1.43%	[7]	1.09%	1.06%	1.21%	0.99%	[7]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.67%	[7]	0.61%	0.62%	0.72%	0.64%	[7]

Net investment income to Common Shareholders	3.75%	[7]	4.30%	4.77%	5.61%	3.78%	[7]

Supplemental Data
Net assets, end of period (000)	$1,608,972		$1,789,120	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$15,726,478		$16,927,465	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,115		$184,115	$184,120	$184,120	$238,705

Portfolio turnover rate	21%		42%	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.47		$15.14		$15.09	$13.89	$15.91	$13.40

Net investment income[1]	0.42		0.84		0.87	0.87	0.85	0.86
Net realized and unrealized gain (loss)	(1.12)		0.36		0.05	1.20	(2.00)	2.55
Distributions to AMPS Shareholders from net investment income	—		—		—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	(0.70)		1.20		0.92	2.07	(1.15)	3.41

Distributions to Common Shareholders from net investment income[3]	(0.43)		(0.87)		(0.87)	(0.87)	(0.87)	(0.90)

Net asset value, end of period	$14.34		$15.47		$15.14	$15.09	$13.89	$15.91

Market price, end of period	$14.53		$16.00		$13.44	$13.48	$12.47	$16.25

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(4.51)%	[5]	8.40%		6.76%	16.06%	(7.56)%	26.21%

Based on market price	(6.45)%	[5]	26.29%		6.09%	15.49%	(18.75)%	35.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	[6]	2.01%	[7]	1.76%	1.85%	1.83%	1.99%	[8]

Total expenses after fees waived and/or paid indirectly	2.07%	[6]	2.01%	[7]	1.76%	1.85%	1.83%	1.99%	[8]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[9,10]	1.11%	[6]	1.45%	[7]	1.50%	1.56%	1.49%	1.61%	[8]

Net investment income	5.63%	[6]	5.50%		5.65%	6.09%	5.41%	5.89%	[8]

Distributions to AMPS Shareholders	—		—		—	—	—	0.02%

Net investment income to Common Shareholders	5.63%	[6]	5.50%		5.65%	6.09%	5.41%	5.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$146,411		$157,965		$101,509	$101,163	$93,145	$106,627

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$52,000		$52,000		$34,200	$34,200	$34,200	$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$381,559		$403,780		$396,809	$395,798	$372,353	$411,775

Borrowings outstanding, end of period (000)	$49,043		$47,193		$29,682	$29,682	$34,096	$33,466

Portfolio turnover rate	21%		17%		11%	22%	33%	39%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]

Includes reorganization costs associated with the Trust’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and/or reimbursed and total expenses after fees waived and/or paid indirectly and/or reimbursed and excluding interest expense would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

[8]	Does not reflect the effect of distributions to AMPS Shareholders.

[9]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[10]	The total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was as follows:

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31,
		2016	2015	2014	2013	2012

The total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees	1.11%	1.38%	1.17%	1.19%	1.17%	1.31%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	61

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.41		$15.55	$15.61	$14.36	$16.17	$14.07

Net investment income[1]	0.40		0.86	0.86	0.88	0.88	0.95
Net realized and unrealized gain (loss)	(1.45)		0.90	(0.01)	1.27	(1.75)	2.11
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(1.05)		1.76	0.85	2.15	(0.87)	3.05

Distributions to Common Shareholders from net investment income[2]	(0.42)		(0.90)	(0.91)	(0.90)	(0.94)	(0.95)

Net asset value, end of period	$14.94		$16.41	$15.55	$15.61	$14.36	$16.17

Market price, end of period	$14.77		$16.79	$14.61	$14.68	$13.67	$17.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(6.43)%	[4]	11.81%	5.79%	16.01%	(5.82)%	22.25%

Based on market price	(9.58)%	[4]	21.76%	5.69%	14.60%	(17.95)%	33.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14%	[5]	1.81%	1.80%	1.89%	1.81%	1.47%	[6]

Total expenses after fees waived and/or paid indirectly	2.14%	[5]	1.81%	1.79%	1.89%	1.81%	1.46%	[6]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.16%	[5]	1.15%	1.15%	1.18%	1.13%	1.18%	[6,8]

Net investment income	5.06%	[5]	5.45%	5.43%	5.96%	5.51%	6.28%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.08%

Net investment income to Common Shareholders	5.06%	[5]	5.45%	5.43%	5.96%	5.51%	6.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$114,581		$125,819	$119,171	$119,509	$109,950	$123,497

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100		$59,100	$59,100	$59,100	$59,100	$59,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$293,877		$312,891	$301,643	$302,215	$286,040	$308,962

Borrowings outstanding, end of period (000)	$17,890		$17,890	$17,301	$17,301	$17,302	$10,634

Portfolio turnover rate	3%		11%	12%	20%	9%	20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.94		$14.97	$14.68	$13.47	$15.53	$13.87

Net investment income[1]	0.34		0.75	0.79	0.81	0.87	0.93
Net realized and unrealized gain (loss)	(1.29)		1.02	0.33	1.23	(2.06)	1.73
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(0.95)		1.77	1.12	2.04	(1.19)	2.65

Distributions to Common Shareholders from net investment income[2]	(0.36)		(0.80)	(0.83)	(0.83)	(0.87)	(0.99)

Net asset value, end of period	$14.63		$15.94	$14.97	$14.68	$13.47	$15.53

Market price, end of period	$14.26		$16.71	$14.54	$13.79	$13.16	$16.73

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(5.96)%	[4]	12.13%	8.00%	15.98%	(8.18)%	19.62%

Based on market price	(12.56)%	[4]	21.02%	11.67%	11.51%	(16.73)%	25.87%

Ratios to Average Net Assets Applicable to Common Shareholders[3]
Total expenses	2.09%	[5]	1.75%	1.73%	1.82%	1.85%	1.49%	[6]

Total expenses after fees waived and/or paid indirectly	2.09%	[5]	1.75%	1.73%	1.82%	1.84%	1.49%	[6]

Total expenses after fees waived and/or paid indirectly and/or excluding interest expense, fees and amortization of offering costs[7]	1.12%	[5]	1.11%	1.12%	1.13%	1.14%	1.18%	[6,8]

Net investment income	4.39%	[5]	4.89%	5.24%	5.89%	5.71%	6.34%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.08%

Net investment income to Common Shareholders	4.39%	[5]	4.89%	5.24%	5.89%	5.71%	6.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$189,580		$206,414	$193,299	$189,548	$173,976	$200,020

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$300,613		$318,428	$304,549	$300,580	$284,102	$311,661

Borrowings outstanding, end of period (000)	$33,297		$31,780	$28,961	$28,461	$31,620	$32,847

Portfolio turnover rate	8%		14%	11%	26%	23%	24%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	63

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust and BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”), together with BlackRock Florida Municipal 2020 Term Trust, are referred to herein collectively as the “Trusts,” or individually, a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BIT	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of BBF and the Board and shareholders of BlackRock Municipal Bond Investment Trust (“BIE”) approved the reorganization of BIE into BBF. As a result, BBF acquired substantially all of the assets and assumed substantially all of the liabilities of BIE in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of BBF. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on May 16, 2016.

Each Common Shareholder of BIE received Common Shares of BBF in an amount equal to the aggregate NAV of such Shareholder’s BIE Common Shares, as determined at the close of business on May 13, 2016, less the cost of BIE’s reorganization. Cash was distributed for any fractional Common Shares.

Each BIE VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of BBF, par value $0.001 per share and with a liquidation preference of $100,000 per share, in exchange for each BIE VRDP Share held by such BIE VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of BBF in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BBF
BIE Common Shares	3,338,684	1.04878969	3,501,574
BIE VRDP Shares	178	1	178

BIE’s common net assets and composition of common net assets on May 13, 2016, the valuation date of the reorganization, were as follows:

BIE
Net assets Applicable to Common Shares	$53,855,412
Paid-in-capital	$46,862,621
Undistributed net investment income	$270,481
Accumulated net realized loss	$(3,094,350)
Net unrealized appreciation (depreciation)	$9,816,660

For financial reporting purposes, assets received and shares issued by BBF were recorded at fair value. However, the cost basis of the investments being received from BIE was carried forward to align ongoing reporting of BBF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of BBF before the acquisition were $103,135,598. The aggregate net assets of BBF immediately after the acquisition amounted to $156,991,010. BIE’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BIE	$86,823,654	$77,006,994	$16,235,808	$17,800,000

64	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (continued)

In connection with the reorganizations, BBF investment advisory fee was reduced by 3 basis points, from 0.60% of BBF’s average weekly managed assets to 0.57% of BBF’s average weekly net assets as defined in Note 6.

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of BBF, the pro forma results of operations for the year ended July 31, 2016, are as follows:

•	Net investment income: $8,410,064

•	Net realized and change in unrealized gain (loss) on investments: $3,935,649

•	Net increase in net assets resulting from operations: $12,345,713

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BBF that have been included in BBF’s Statement of Operations since May 16, 2016.

Reorganization costs incurred in connection with the reorganization were expensed by BBF.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	65

Notes to Financial Statements (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended January 31, 2017, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

SEMI-ANNUAL REPORT	JANUARY 31, 2017	67

Notes to Financial Statements (continued)

entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended January 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$381,134,641	$178,458,032	0.68% - 0.86%	$188,648,039	1.30%
BTT	$383,821,672	$184,114,916	0.69% - 0.75%	$184,114,916	1.68%
BBF	$88,208,407	$49,042,593	0.69% - 0.93%	$49,354,742	1.31%
BNJ	$30,404,331	$17,889,909	0.69% - 0.93%	$17,889,909	1.44%
BNY	$60,227,056	$33,297,199	0.69% - 0.81%	$32,200,743	1.30%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2017.

For the six months ended January 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	—	—	$1,148,413	0.82%
BNY	—	—	$1,074,204	0.85%

68	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fees	0.58%	0.50%	0.57%	0.60%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” mean the total assets of a Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the six months ended January 31, 2017, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Amounts waived	$661	$228	$17,255	$219	$470	$1,372

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of Trusts’ assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. On December 2, 2016, Manager entered into a Master Advisory Fee Agreement (“Agreement”), contractually committing to this arrangement through June 30, 2017. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	69

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended January 31, 2017, purchases and sales of investments excluding short-term securities, were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Purchases	$196,672,193	—	$538,650,094	$55,839,013	$7,623,959	$26,638,273
Sales	$197,996,541	$428,125	$541,593,756	$53,159,292	$6,790,241	$23,968,571

8. Income Tax Information

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BTT	BBF	BNJ	BNY
No expiration date[1]	—	$807,377	$40,292,789	$5,264,870	$2,051,379	$5,902,450
2017	—	389,104	—	150,549	—	2,408,109
2018	$3,104,212	62,100	—	6,927,043	842,367	1,480,575
2019	—	—	—	651,464	27,464	1,982,931

Total	$3,104,212	$1,258,581	$40,292,789	$12,993,926	$2,921,210	$11,774,065

[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Tax cost	$610,581,204	$81,079,798	$2,395,586,928	$182,242,660	$165,671,153	$266,011,979

Gross unrealized appreciation	$42,351,322	$2,947,245	$37,078,877	$17,956,838	$10,041,772	$17,718,992
Gross unrealized depreciation	(7,134,403)	(879,890)	(66,542,121)	(1,221,720)	(3,064,642)	(2,181,458)

Net unrealized appreciation (depreciation)	$35,216,919	$2,067,355	$(29,463,244)	$16,735,118	$6,977,130	$15,537,534

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

70	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO and BNJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ and BFO invested a significant portion of their assets in securities in the county, city, special district and school district sector. BNJ invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	71

Notes to Financial Statements (continued)

The Trusts invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BFZ	BBF	BNJ	BNY
Six Months Ended January 31, 2017	10,394	4,081	2,429	11,272
Year Ended July 31, 2016	18,396	2,331	4,172	33,994

For the six months ended January 31, 2017 and the year ended July 31, 2016, shares issued and outstanding remained constant for BFO and BTT.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trusts’ outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trusts’ Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41
	5/16/16	178	$17,800,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares during the period commencing on the date of issuance and ending on the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to such initial termination date.

Liquidity Feature: BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

72	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (continued)

The fee agreement between the BBF and the liquidity provider are for a 364 day term was scheduled to expire on December 4, 2015. BBF renewed the fee agreement for a 364 day term which is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended January 31, 2017, the annualized dividend rate for BBF’s VRDP Shares was 1.54%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”), with respect to the VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended January 31, 2017, VRDP Shares issued and outstanding of BBF remained constant.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	73

Notes to Financial Statements (continued)

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	3/22/12	1,713	$171,300,000	3/30/19
BNJ	3/22/12	591	$59,100,000	3/30/19
BNY	3/22/12	945	$94,500,000	3/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNJ	BNY
Rate	1.56%	1.56%	1.56%

For the six months ended January 31, 2017, VMTP Shares issued and outstanding of BFZ, BNJ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTT	1/10/13	50	$250,000,000	12/31/30
	1/30/13	50	$250,000,000	12/31/30
	2/20/13	50	$250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares.

74	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Notes to Financial Statements (concluded)

The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2017, the average annualized dividend rate for the BTT’s RVMTP Shares was 1.29%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2017, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2017, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BFZ	$0.067200	$0.059500	VMTP	W-7	$206,710
BFO	$0.031000	$0.031000	N/A	N/A	N/A
BTT	$0.080000	$0.080000	RVMTP	W-7	$749,222
BBF	$0.072375	$0.072375	VRDP	W-7	$61,949
BNJ	$0.069600	$0.069600	VMTP	W-7	$72,416
BNY	$0.060000	$0.060000	VMTP	W-7	$114,034

[1]	Net investment income dividend paid on March 1, 2017 to Common Shareholders of record on February 15, 2017.

[2]	Net investment income dividend declared on March 1, 2017, payable to Common Shareholders of record on March 15, 2017.

[3]	Dividends declared for period February 1, 2017 to February 28, 2017.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	75

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

76	SEMI-ANNUAL REPORT	JANUARY 31, 2017

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 79, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2017	77

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	SEMI-ANNUAL REPORT	JANUARY 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust

Date: April 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust
Date: April 5, 2017
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Investment Trust

Date: April 5, 2017

3